UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

374Water Inc.
(Name of Registrant as Specified In Its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

PRELIMINARY PROXY STATEMENT — SUBJECT TO COMPLETION

Dated April 18, 2025

374Water Inc.

100 Southcenter Court, Suite 200

Morrisville, North Carolina 27560

(440) 601-9677

[●], 2025

Dear Stockholder:

You are cordially invited to attend the Annual Meeting of Stockholders of 374Water Inc. to be held as a virtual-only meeting at 10:00 a.m., Eastern Time, on June 11, 2025. You will not be able to attend the Annual Meeting in-person. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting https://agm.issuerdirect.com/scwo-2025.

We are distributing our proxy materials to certain stockholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide stockholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about [●], 2025, rather than a paper copy of the Proxy Statement, the proxy card and our 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024. The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. Whether or not you expect to be present at the Annual Meeting, after receiving the Notice of Internet Availability please vote as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. As an alternative to voting online during the Annual Meeting, you may vote via the Internet, by telephone, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the Proxy Statement and the other proxy materials. If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the meeting and vote online during the Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the meeting.

On behalf of the Board of Directors, I urge you to submit your vote as soon as possible, even if you currently plan to attend the meeting.

Thank you for your support of our company. I look forward to seeing you at the Annual Meeting.

Sincerely,

/s/ Deanna Rene Estes

Deanna Rene Estes
Chairperson of the Board of Directors

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR

THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2025:

Our official Notice of Annual Meeting of Stockholders, Proxy Statement, Form of Proxy Card and

2024 Annual Report to Stockholders are available at:

www.proxyvote.com

374WATER INC.

100 Southcenter Court, Suite 200

Morrisville, North Carolina 27560

(440) 601-9677

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 11, 2025

Time and Location

The 2025 Annual Meeting of Stockholders (the “Annual Meeting”) of 374Water Inc., a Delaware corporation (the “Company”), will be held as a virtual-only meeting on June 11, 2025, at 10:00 a.m. Eastern Time. You will not be able to attend the Annual Meeting in-person. You will be able to attend the Annual Meeting, vote and submit your questions during the Annual Meeting via live webcast by visiting https://agm.issuerdirect.com/scwo-2025.

Items of Business

We will consider and act on the following items of business at the Annual Meeting:

(1)

Election of seven directors to serve as directors on our Board of Directors (the “Board”) to serve until our 2026 Annual Meeting of Stockholders or until successors have been duly elected and qualified.

(2)	Ratification of the appointment of Cherry Bekaert LLP, as our independent registered public accounting firm for the 2025 fiscal year.

(3)

Approval of certain amendments to the 374Water Inc. 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”) to (i) increase the amount of authorized common stock of the Company issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the individual non-employee director compensation limit to $300,000 in any calendar year.

(4)

Approval and adoption of the amendment to the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”) to increase the number of authorized shares of common stock of the Company from 200,000,000 shares to 1,000,000,000 shares.

(5)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

Stockholders are referred to the proxy statement accompanying this notice (the “Proxy Statement”) for more detailed information with respect to the matters to be considered at the Annual Meeting. After careful consideration, the Board of Directors recommends a vote “FOR” the election of each of the nominees as directors (Proposal 1); and “FOR” each of Proposals 2, 3 and 4.

Adjournments and Postponements

Any action on the items of business described in this Notice may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

Record Date

The Board of Directors has fixed the close of business on April 21, 2025, as the record date (the “Record Date”) for the Annual Meeting. A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for inspection at the office of the Company during regular business hours for the ten (10) calendar days prior to and during the Annual Meeting.

Notice of Internet Availability

We are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) beginning on or about [●], 2025, which will include instructions about how to access the Proxy Statement, the proxy card and our 2024 Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024.

* * * * *

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

If your shares are registered in your name, even if you plan to attend the Annual Meeting or any postponement or adjournment of the Annual Meeting, we request that you vote by telephone, over the Internet, or complete, date, sign and mail the enclosed form of proxy in accordance with the instructions set out in the proxy card and in the Proxy Statement to ensure that your shares will be represented at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote online during the Annual Meeting. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

By Order of the Board of Directors,

/s/ Deanna Rene Estes

Deanna Rene Estes
Chairperson of the Board of Directors

[●], 2025

TABLE OF CONTENTS

Page
ABOUT THE ANNUAL MEETING	2
PROPOSAL 1: ELECTION OF DIRECTORS	10
Nominees for Election	10
CORPORATE GOVERNANCE	14
Code of Conduct and Ethics	14
Insider Trading and Hedging Policy	14
Policy for the Recovery of Erroneously Awarded Compensation	14
Board Composition; Board Leadership Structure	15
Role of our Board in Risk Oversight	15
Director Independence	15
Board Committees, Meetings and Attendance	16
Director Nominations	19
Communications with Directors	20
Involvement in Certain Legal Proceedings	20
Indemnification of Directors and Officers	21
DIRECTOR COMPENSATION	21
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	22
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS	23
EXECUTIVE OFFICERS AND DIRECTORS	24
Family Relationships	25
Compensation Committee Interlocks and Insider Participation	26
EXECUTIVE COMPENSATION	26
Compensation Philosophy and Practices	26
Summary Compensation Table	31
Employment Agreements	29
Outstanding Equity Awards at Fiscal Year-End	32
374Water Inc. 2021 Equity Incentive Plan	34
Equity Compensation Plan Information	34
Pay versus Performance	34
Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information	38
AUDIT COMMITTEE MATTERS	39
Audit Committee Report	39
PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR	40
Fees to Independent Registered Public Accounting Firm	40
Pre-Approval Policies and Procedures	40
PROPOSAL 3: APPROVAL OF CERTAIN AMENDMENTS TO THE COMPANY’S 2021 EQUITY INCENTIVE PLAN TO (I) INCREASE OF THE AMOUNT OF COMMON STOCK AUTHORIZED AND ISSUABLE UNDER THE 2021 EQUITY INCENTIVE PLAN BY 12,150,000 SHARES AND (II) INCREASE IN THE INDIVIDUAL NON-EMPLOYEE DIRECTOR COMPENSATION LIMIT TO $300,000 IN ANY CALENDAR YEAR	41
Description of the 2021 Equity Incentive Plan	41
Federal Tax Consequences of the 2021 Equity Incentive Plan	45
PROPOSAL 4: APPROVAL AND ADOPTION OF AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 200,000,000 SHARES TO 1,000,000,000 SHARES	48
OTHER BUSINESS	49
SAY-ON-PAY AND SAY-WHEN-ON-PAY	49
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	49
Proxy Card	51
Form of Amended 2021 Equity Incentive Plan	Exhibit A
Form of Certificate of Amendment to the Certificate of Incorporation	Exhibit B

1

374WATER INC.

100 Southcenter Court, Suite 200

Morrisville, North Carolina 27560

(440) 601-9677

PROXY STATEMENT

FOR

ANNUAL MEETING OF STOCKHOLDERS

To Be Held June 11, 2025

Unless the context otherwise requires, references in this Proxy Statement to “we,” “us,” “our,” “the Company,” or “374Water” refer to 374Water Inc., a Delaware corporation, and its consolidated subsidiaries as a whole. In addition, unless the context otherwise requires, references to “stockholders” are to the holders of our common stock, par value $0.0001 per share ("Common Stock"), each of whom is entitled to vote at the 2025 annual meeting of stockholders of the Company (the “Annual Meeting”).

The accompanying proxy is solicited by the Board of Directors (the “Board”) on behalf of 374Water to be voted at the Annual Meeting, which will be held as a virtual-only meeting, on June 11, 2025, at 10:00 a.m. Eastern Time, and at any adjournment(s) or postponement(s) of the Annual Meeting. Additional information, including the items of business to be considered and acted on at the Annual Meeting is set forth in the accompanying Notice of Annual Meeting of Stockholders (the “Notice”). This Proxy Statement and accompanying form of proxy are dated [●], 2025 and are expected to be first sent or given to stockholders on or about [●], 2025.

The executive offices of the Company are located at and the mailing address of the Company is, 100 Southcenter Court, Suite 200, Morrisville, NC 27560.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 11, 2025:

As permitted by the “Notice and Access” rules of the U.S. Securities and Exchange Commission (the “SEC”), we are making this Proxy Statement, the proxy card and our Annual Report available to stockholders electronically via the Internet at the following website: www.proxyvote.com.

On or about [●], 2025, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) that contains instructions on how stockholders may access and review all of the proxy materials and how to vote. Also on or about [●], 2025, we began mailing printed copies of the proxy materials to stockholders that previously requested printed copies. If you received a Notice of Internet Availability by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you received a Notice of Internet Availability by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability.

ABOUT THE ANNUAL MEETING

What is included in the proxy materials?

The proxy materials include:

•	This Proxy Statement for the Annual Meeting;
•	Our Annual Report, which includes our annual report on Form 10-K for the fiscal year ended December 31, 2024; and
•	The proxy card or voting instruction form for the Annual Meeting.

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What is a proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document is also called a “proxy” or a “proxy card.” If you are a “street name” holder, you must obtain a proxy from your broker or nominee in order to vote your shares online during the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that regulations of the SEC require that we give to you when we ask you to sign a proxy card to vote your stock at the Annual Meeting. The information in this Proxy Statement relates to the items of business to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, information about our corporate governance, and certain other required information that may be deemed important for stockholders.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of paper copies of the proxy materials?

We are using the SEC’s Notice and Access model (“Notice and Access”), which allows us to deliver proxy materials over the Internet, as the primary means of furnishing proxy materials. We believe Notice and Access provides stockholders with a convenient method to access the proxy materials and vote, while allowing us to conserve natural resources and reduce the costs of printing and distributing the proxy materials. On or about [●], 2025, we began mailing to stockholders a Notice of Internet Availability containing instructions on how to access our proxy materials on the Internet and how to vote online. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received a Notice of Internet Availability this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the Notice of Internet Availability. The Notice of Internet Availability includes instructions for accessing and reviewing all of the proxy materials online, and for submitting your proxy online. If you would like to receive a paper or email copy of our proxy materials, you should follow the instructions for requesting such materials in the Notice.

What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice, which include the following2:0

(1)

Election of seven directors to serve as directors on our Board of Directors (the “Board”) to serve until our 2026 Annual Meeting of Stockholders or until successors have been duly elected and qualified.

(2)	Ratification of the appointment of Cherry Bekaert LLP, as our independent registered public accounting firm for the 2025 fiscal year.

(3)

Approval of certain amendments to the Company’s 2021 Equity Incentive Plan to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the individual director compensation limit to $300,000 in any calendar year.

(4)	Approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares.

(5)	Such other business as may arise and that may properly be conducted at the Annual Meeting or any adjournment or postponement thereof.

What should I do if I receive more than one set of voting materials?

You may receive more than one Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, this Proxy Statement and the proxy card) or voting instruction card. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a stockholder of record and hold shares in a brokerage account, you will receive a Notice of Internet Availability (or, if you requested a printed copy of the proxy materials, a proxy card) for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares Common Stock held in each of your different accounts to ensure that all of your shares are voted.

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What is the record date and what does it mean?

The record date to determine the stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on April 21, 2025 (the “Record Date”). The Record Date is established by the Board as required by Delaware law. On the Record Date, [●] shares of Common Stock were issued and outstanding.

Who is entitled to vote at the Annual Meeting?

Our Common Stock is the only class of security entitled to vote at our Annual Meeting. Each holder of our Common Stockis entitled to one (1) vote for each share of Common Stock held as of the Record Date.

What are the voting rights of the stockholders?

Each holder of Common Stockis entitled to one vote per share of Common Stockon all matters to be acted upon at the Annual Meeting.

The presence, online during the Annual Meeting or by proxy, of the holders of a majority of the voting power of the issued and outstanding shares of stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, then either (i) the chairperson of the meeting or (ii) the stockholders entitled to vote thereat, present or represented by proxy, may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present or represented.

What is the difference between a stockholder of record and a “street name” holder?

If your shares are registered directly in your name with Direct Transfer LLC, the Company’s stock transfer agent, you are considered the stockholder of record with respect to those shares. As a stockholder of record, the Notice of Internet Availability is sent directly to you by the Company, and you have the right to grant your voting proxy directly to the Company or to vote during the Annual Meeting.

If your shares are held in a stock brokerage account or by a bank or other nominee, the nominee is considered the record holder of those shares. You are considered the beneficial owner of these shares, and your shares are held in “street name.” As a beneficial owner, the Notice of Internet Availability is forwarded to you by your nominee. As the beneficial owner, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions the nominee included in the mailing or by following such nominee’s instructions for voting. If you wish to vote online during the Annual Meeting, you will need to follow the instructions described in the response to the question, “How do I vote my shares?” below.

What is a broker non-vote?

Under applicable rules, brokers who hold stock on behalf of beneficial owners have the authority to vote on certain proposals when they have not received instructions from the beneficial owners. A broker non-vote occurs when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item under the applicable rules and has not received voting instructions from the beneficial owner. In the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to Proposals 1, 3, or 4 but does have discretionary authority to vote your shares with respect to Proposal 2. Therefore, if you do not provide voting instructions to your broker regarding Proposal 2, your broker will be permitted to exercise discretionary voting authority to vote your shares on such proposal.

4

How do I vote my shares?

If you are a record holder, you may vote your shares online during the Annual Meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/scwo-2025, or by proxy. To vote by proxy, you may choose one of the following methods to vote your shares:

•	Via Internet: as prompted by the menu found at www.proxyvote.com, follow the instructions to obtain your records and submit an electronic ballot. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you access this voting site. You may vote via the Internet until 11:59 p.m., Eastern Time, on June 10, 2025.

•	Via telephone: call 1-800-690-6903 and then follow the voice instructions. Please have your Stockholder Control Number, which can be found on the bottom of the Notice of Internet Availability, when you call. You may vote by telephone until 11:59 p.m., Eastern Time, on June 10, 2025.

•	Via mail: if you requested printed proxy materials as provided in the Notice of Internet Availability and would like to vote by mail, complete and sign the accompanying proxy card and return it in the postage-paid envelope provided. If you submit a signed proxy without indicating your vote, the person voting the proxy will vote your shares according to the Board’s recommendation.

The proxy is fairly simple to complete, with specific instructions on the electronic ballot, telephone or card. By completing and submitting your proxy, you will direct the designated person (also known as a “proxy”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Christian Gannon to serve as proxy for the Annual Meeting.

Your proxy will be valid only if you complete and return it before the Annual Meeting. If you properly complete and transmit your proxy but do not provide voting instructions with respect to a proposal, then the designated proxy will vote your shares in accordance with the Board’s recommendation in the manner described under “What if I do not specify how I want my shares voted?” below with respect to each proposal as to which you provide no voting instructions.

Other than the items of business described in this Proxy Statement, we are not aware of and we do not anticipate any other business to be acted upon at the Annual Meeting. In the event any other matters are properly presented at the Annual Meeting in accordance with our Certificate of Incorporation, our Bylaws (“Bylaws”) and applicable state law, then the designated proxy will exercise its discretionary authority to vote your shares in accordance with applicable law and his or her judgment. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

If you hold your shares in “street name,” your bank, broker or other nominee should provide you with a voting instruction card along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you fail to complete one or more of the voting instructions on the voting instruction card, then your nominee may be unable to vote your shares with respect to the proposal as to which you provided no voting instructions. See “What is a broker non-vote?” Alternatively, if you want to vote your shares online during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee-issued proxy. If you fail to bring a nominee-issued proxy to the Annual Meeting, you will not be able to vote your nominee-held shares online during the Annual Meeting.

Who counts the votes?

All votes will be tabulated by the Company’s independent Inspector of Election who will act as the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Can I vote my shares directly at the Annual Meeting?

Yes. If you are a stockholder of record, you may vote your shares at the meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/scwo-2025.

5

If you hold your shares in “street name,” you may vote your shares online at the Annual Meeting only if you obtain a proxy issued by your bank, broker or other nominee giving you the right to vote the shares directly at the Annual Meeting.

Even if you currently plan to attend the Annual Meeting, we recommend that you also return your proxy or voting instructions as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend. Even if you return your proxy, if you attend the Annual Meeting and vote directly at the Annual Meeting, your proxy will be considered revoked and the votes you cast online during the Annual Meeting will supersede the votes cast pursuant to your proxy.

What are my choices when voting?

In the election of the nominees as directors (Proposal 1), with respect to each Director Nominee (as defined below), stockholders may vote for a Director Nominee or withhold their vote as to a Director Nominee. In each of the ratification of the independent registered public accounting firm (Proposal 2), the approval of certain amendments to the Company’s 2021 Equity Incentive Plan to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the individual non-employee director compensation limit to $300,000 in any calendar year (Proposal 3), and the approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares (Proposal 4), stockholders may vote for the proposal, against the proposal, or abstain from voting on the proposal.

What are the Board’s recommendations on how I should vote my shares?

The Board recommends that you vote your shares as follows:

Proposal 1 – FOR the election of each of the nominees included in this Proxy Statement as directors.

Proposal 2 – FOR the ratification of the appointment of the independent registered public accounting firm.

Proposal 3 – FOR the approval of certain amendments to the Company’s 2021 Equity Incentive Plan to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the individual non-employee director compensation limit to $300,000 in any calendar year.

Proposal 4 – FOR the approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000.

What if I do not specify how I want my shares voted?

If you are a record holder who returns a completed proxy that does not specify how you want to vote your shares on one or more proposals, the proxies will vote your shares for each proposal as to which you provide no voting instructions, and such shares will be voted in the following manner:

Proposal 1 – FOR the election of each of the nominees included in this Proxy Statement as directors.

Proposal 2 – FOR the ratification of the appointment of the independent registered public accounting firm.

Proposal 3 – FOR the approval of certain amendments to the Company’s 2021 Equity Incentive Plan to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the individual non-employee director compensation limit to $300,000 in any calendar year.

Proposal 4 – FOR the approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000.

6

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee may be unable to vote those shares, and they will count as “Broker Non-Votes.” See “What is a broker non-vote?” above.

Can I change or revoke my proxy and/or my vote?

Yes. If you are a record holder, you may revoke your proxy at any time by any of the following means:

•	Attending the Annual Meeting by visiting the virtual meeting site at https://agm.issuerdirect.com/scwo-2025, and revoking your proxy by voting directly online during the Annual Meeting. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.

•	Completing and submitting a new valid proxy bearing a later date.

•	Giving written notice of revocation to the Company addressed to Russell Kline, Chief Financial Officer, at the Company’s mailing address of 200 Southcenter Court, Suite 100, Morrisville, North Carolina 27560, which notice must be received before 5:00 p.m., Eastern Time, on June 10, 2025.

If you are a “street name” holder, your bank, broker or other nominee should provide instructions explaining how you may change or revoke your voting instructions.

What votes are required to approve each proposal?

Assuming the presence of a quorum, with respect to Proposal 1, the plurality of the votes of the shares present virtually or represented by proxy and entitled to vote on the election of directors at the Annual Meeting is required for the election of the Director Nominees (i.e., the seven Director Nominees who receive the most votes will be elected).

Assuming the presence of a quorum, each of (A) the ratification of the independent registered public accounting firm (Proposal 2) and (B) the approval of certain amendments to the Company’s 2021 Equity Incentive Plan to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the non-employee individual director compensation limit to $300,000 in any calendar year (Proposal 3), and will require the affirmative vote of the holders of a majority of the shares of our voting securities represented virtually or by proxy at the Annual Meeting entitled to vote on each such proposal. The approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares (Proposal 4) will require the affirmative vote of the majority of the total outstanding shares entitled to vote on such matter is required for approval. Abstentions and broker non-votes will have the same effect as if you voted against such proposal.

How are abstentions and broker non-votes treated?

Abstentions are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Abstentions will have no effect with respect to the election of the nominees as directors (Proposal 1). Abstentions will have the same effect as a vote “AGAINST” with respect to (A) the ratification of the independent registered public accounting firm (Proposal 2), (B) the approval of certain amendments to the Company’s 2021 Equity Incentive Plan to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the individual non-employee director compensation limit to $300,000 in any calendar year (Proposal 3), and (C) the approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares (Proposal 4).

7

Broker non-votes are included in the determination of the number of shares present at the Annual Meeting for determining a quorum at the meeting. Broker non-votes will have no effect upon any item of business included in this Proxy Statement, except for “routine” matters. At the Annual Meeting, we expect there to be two matters that are considered “routine”: (A) the proposal to ratify the appointment of the independent registered public accounting firm (Proposal 2) and (B) the approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares (Proposal 4). For these two “routine” matters, a broker holding shares for a beneficial owner will have discretionary authority to vote those shares even in the absence of voting instructions from the beneficial owner. As such, we do not expect there to be any broker non-votes for either of these proposals. However, if there are any broker non-votes cast with respect to the approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of our Common Stock from 200,000,000 shares to 1,000,000,000 shares (Proposal 4), such broker non-votes will have the same effect as a vote “AGAINST” such proposal.

Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our stockholders has any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Is cumulative voting permitted for the election of directors?

No, you may not cumulate your votes for the election of directors.

What are the solicitation expenses and who pays the cost of this proxy solicitation?

The Company is making this solicitation and we will pay all of the costs of preparing, assembling, printing, mailing, and distributing these proxy materials and soliciting proxies/votes. In connection with our Annual Meeting, we retained D.F. King & Co., Inc. (“D.F. King”), an independent proxy solicitation and advisory firm, to provide strategic advice and assist in soliciting proxies from certain stockholders on behalf of the Company. D.F. King may solicit proxies by telephone, e-mail or other electronic means of communication or in person. The Company has agreed to pay D.F. King a fee of up to $[•], plus additional fees and expenses, for these services. In addition, the Company has agreed to indemnify D.F. King and certain related persons against certain liabilities relating to or arising out of D.F. King’s performance for these services. All costs of soliciting votes in connection with the Proxy Statement have been, or will be, paid by the Company. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of Common Stock and collecting voting instructions. We will use D.F. King, and we may also use officers and employees of the Company, to ask for proxies, as described below.

Is this Proxy Statement the only way that proxies are being solicited?

No. In addition to the solicitation of proxies by use of the Notice of Internet Availability, D.F. King will and officers and employees of the Company may solicit the return of proxies, either by mail, telephone, telecopy, e-mail or through personal contact. D.F. King will receive compensation for their efforts, as described above. Our officers and employees will not receive additional compensation for their efforts but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries, in connection with shares of the Common Stock registered in their names, will be requested to forward solicitation material to the beneficial owners of shares of Common Stock.

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Are there any other matters to be acted upon at the Annual Meeting?

Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in these proxy materials, and, we are not aware of and we do not anticipate any other business to be presented by others to be acted upon at the Annual Meeting. In the event any other matters are properly presented at the Annual Meeting in accordance with our Certificate of Incorporation, our Bylaws and applicable state law, then the designated proxy will exercise its discretionary authority to vote your shares in accordance with applicable law and his or her judgment. If, for any reason, any of the nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by our Board.

Where can I find voting results?

We expect to publish the voting results in a current report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

How can I contact the Company’s transfer agent?

You can contact Direct Transfer LLC, the Company’s stock transfer agent, by writing to Direct Transfer LLC at One Glennwood Ave, Ste. 1001, Raleigh, NC 27603, by telephone at (919) 744-2722, or by email at transfer@issuerdirect.com .

Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our Chief Financial Officer, Russell Kline, at (440) 601-9677.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election

The Board currently is comprised of seven directors. Our Board, upon the recommendation of the Nominating and Corporate Governance Committee, has nominated the following seven individuals to serve as directors (collectively, the “Director Nominees”):

Name	Age	Position(s)	Held Since

Christian Gannon	53	Chief Executive Officer, Director	2024

Marc Deshusses	59	Director	2024

Deanna Rene Estes*†	58	Director	2022

Stephen Jones*	63	Director	2025

James Pawloski*	62	Director Nominee	N/A

Buddie Joe (BJ) Penn*	87	Director	2022

James M. Vanderhider*	67	Director	2022

* Independent Director

† Chair of the Board

The ages shown are as of the Record Date.

Six of the seven directors listed above currently serve on the Board. As part of our Board refreshment process, Richard H. Davis who currently serves on the Board was not renominated. We are appreciative of Mr. Davis’s many years of dedication and service to the Board and the Company. The other nominee, Mr. Pawloski, is not currently a member of the Board. Stephen Jones was appointed to the Board on April 14, 2025. Messrs. Jones and Pawloski were presented to the Nominating and Corporate Governance Committee for consideration as director nominees to the Nominating and Corporate Governance Committee by Spencer Stuart, a third-party director search firm retained by the Nominating and Corporate Governance Committee. 374Water did not pay any fees to any third parties to identify or evaluate or assist in identifying or evaluating potential nominees, except for the fees paid to Spencer Stuart. Unless otherwise specified, there are no arrangements between any Director Nominee and any other person pursuant to which such Director Nominee was selected as a Director Nominee. Except as otherwise described under “Certain Relationships and Related Transactions,” and the compensation paid to directors set forth in this proxy statement, there are no other related party transactions with respect to any Director Nominee that would be disclosable pursuant to Item 404 of Regulation S-K.

If elected, respectively, each of these nominees has indicated that he or she will be able to serve, and has agreed to do so, until our 2026 Annual Meeting of Stockholders or until successors have been duly elected and qualified. Our Board believes that all of our current directors, including the seven nominees for election, possess personal and professional integrity, good judgment, a high level of ability and business acumen.

If a quorum is present, the Director Nominees will be elected by a plurality of the votes of the shares present (virtually) or represented by proxy and entitled to vote on the election of directors at the Annual Meeting. Abstentions and broker non-votes have no effect on the vote of any Director Nominee. The seven Director Nominees receiving the highest number of affirmative votes will be elected directors of the Company. Shares of voting stock represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the seven nominees named below. If any Director Nominee is unable to serve or for good cause will not serve, then the proxy may use his discretionary authority to vote for a substitute candidate designated by the Board unless the Board chooses to reduce its size. Each Director Nominee has agreed to serve, if elected, and the Board has no reason to believe that any Director Nominee will be unable to serve.

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The Board and the Nominating and Corporate Governance Committee continue to frequently evaluate the optimal size and composition of the Board to allow it to operate nimbly and efficiently, while maintaining new ideas, expertise, experience and diversity among its membership.

The biographies of the Director Nominees are as follows. The information with respect to principal occupation or employment, other affiliations and business experience was furnished to the Company by the respective Director Nominee.

Christian Gannon.

Mr. Gannon currently serves as Chief Executive Officer of 374Water, a position he has held since April 2024. Prior to 374Water, Mr. Gannon served as the Chief Executive Officer and President of National Fire and Safety, a fire and life safety services company that provides fire suppression, alarm/detection/access control and monitoring services, from December 2020 until November 2022. From February 2018 until November 2020, Mr. Gannon was the Chief Executive Officer and President of Energy Recovery, Inc. (Nasdaq: ERII), a clean technology company that designs and manufactures industrial fluid flow solutions for the global water, wastewater, energy and refrigeration markets, after previously serving as the company’s Chief Financial Officer from April 2015 to August 2018. Prior to joining Energy Recovery, from January 2009 until May 2015, Mr. Gannon was a Managing Director at Conway MacKenzie, a consulting and financial advisory firm, where he served as a restructuring advisor to the City of Detroit throughout its landmark $18 billion Chapter 9 bankruptcy. From June 2005 until December 2008, he served as a Principal and Vice President of Talon Equity Partners.

Mr. Gannon earned an MBA from The University of Chicago Booth School of Business and a B.S. in Engineering from The University of Michigan College of Engineering.

Board Qualifications:

Mr. Gannon brings over 25 years of domestic and international experience across all stages of the business cycle. He brings to the Board expertise in water, wastewater, and environmental technology sectors, as well as strong financial acumen and public company governance knowledge.  As such, Mr. Gannon’s knowledge, skills and subject matter expertise make him a significant asset to the Company’s Board.

Marc Deshusses.

Dr. Deshusses is a co-founder of 374Water and patent inventor of the supercritical water oxidation AirSCWO system. Mr. Deshusses currently serves as Director of Technology of 374Water, having previously served as the Chief Technology Officer of 374Water from inception in July 2018 until 2022. Dr. Deshusses is a professor of civil and environmental engineering at Duke University and has held such position since 2008. At Duke University, Dr. Deshusses has been the principal investigator for the supercritical water oxidation development project at Duke University since 2013. Prior to his professorship at Duke University, Dr. Deshusses was a professor of civil and environmental engineering and department chair at the University of California Riverside from 1994 to 2008.

Dr. Deshusses holds a Ph.D. in chemical engineering from the Swiss Federal Institute of Technology, Zurich (1994) and a BS in chemical engineering from the Swiss Federal Institute of Technology, Lausanne (1990).

Board Qualifications:

Dr. Deshusses is a world-renowned researcher in biofiltration, odor, and novel waste-to-energy technologies. As a co-founder of 374Water and inventor of the AirSCWO system, Dr. Deshusses has integral knowledge of and expertise in the technology that serves as the cornerstone of 374Water’s business enterprise. His experience in biofiltration and novel waste-to-energy technologies, as well as his work on water oxidation development (both at Duke University and during his time as Chief Technology Officer at 374Water) uniquely positions him as one of the foremost experts on the business and technology of the Company. As such, Dr. Deshusses’ knowledge, skills and subject matter expertise make him a significant asset to the Company’s Board.

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Deanna Rene Estes.

Since September 2016, Ms. Estes has served as the Finance Manager of 10 Branch Management LLC, a private entity which governs the Jay and Renee Haladay Family Office, where she has established the mission, governance, policy, procedures, systems and reporting for the family offices which handles the investment and other affairs of five families.

Ms. Estes received her BA in Business Administration with a Major in Finance from Washington State University.

Board Qualifications:

For more than fifteen years, Ms. Estes has partnered with investors, entrepreneurs, financiers, developers, and operators to achieve economic success for ventures in multiple industries and, at times, extreme market conditions. Ms. Estes brings to the Board skills in risk management, strategic thinking, and business acumen. Her experience in the governance of the Renee Haladay Family Office has greatly benefited the Board’s governance oversight role at 374Water, particularly in Ms. Estes’ position as Chair of the Board. In that position, Ms. Estes oversaw and facilitated the successful transition of the leadership team of 374Water.

Stephen Jones

From March 2015 through October 2020, Mr. Jones was President, Chief Executive Officer and a director of Covanta Holding Corporation (formerly NYSE: CVA, now owned by private equity), a leading global provider of sustainable waste and energy solutions. Prior to joining Covanta in January 2015, Mr. Jones was employed from 1992 through September 2014 by Air Products and Chemicals, Inc. (“Air Products”), a global supplier of industrial gases and equipment. Mr. Jones held a variety of senior-level management positions at Air Products including in the company’s tonnage gases, equipment, energy and industrial chemicals businesses, culminating with his role as Air Products’ China president based at the company’s office in Shanghai. Mr. Jones is a director of Tronox Holdings plc, an industrial and chemical company (NYSE: TROX), and Chairman of the board of directors of Badger Infrastructure Solutions Ltd., a Canadian infrastructure solutions company specializing in nondestructive excavation services (TSE: BDGI). Mr. Jones also serves as a special advisor to the supervisory board of Hitachi Zosen Inova AG, a global cleantech company. Prior to joining Air Products in 1992, Mr. Jones practiced corporate law at Dechert LLP in Philadelphia, PA, primarily in the area of mergers and acquisitions.

Mr. Jones earned a Bachelor of Science degree in economics from Bloomsburg University of Pennsylvania, a Master of Business Administration with a concentration in finance from Temple University and a law degree from the University of Pennsylvania. In addition, he participated in the INSEAD Advanced Management Program in Fontainebleau, France. Mr. Jones is also a director of the Bloomsburg University Foundation.

Board Qualifications

Mr. Jones’ experience managing and growing domestic and international companies and his business acumen are valuable assets to the Board.

James Pawloski. Since September 2023, Mr. Pawloski has served as a senior advisor to Veolia North America (“Veolia”), an environmental solutions company. From July 2015 through September 2023, Mr. Pawloski held a variety of senior-level management positions at Veolia, most recently as the President and CEO of its regeneration and recovery solutions business.

Mr. Palowski earned a Bachelor of Science degree in chemical engineering from the University of Delaware and a Master of Business Administration from the University of Buffalo.

Board Qualifications

Mr. Pawloski’s experience and knowledge in waste, wastewater, and environmental solutions and his business acumen are valuable assets to the Board.

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Buddie Joe (BJ) Penn. Since January 2013, Mr. Penn has served as the Chief Executive Officer of Genesis IV, an executive consulting firm, and Penn Construction Group, a design/build A&E firm, both headquartered in the Washington D.C. Metro area. Mr. Penn was Acting Secretary of the US Navy from March to May 2009, having previously been Assistant Secretary of the US Navy (Installations and Environment) since 2005. He began his career as a Naval Aviator and was named EA-6B Pilot of the Year in 1972. Throughout his distinguished career, significant leadership assignments included: Executive Officer/Commanding Officer VAQ 33, Battalion Officer at the US Naval Academy, Air Officer in USS America, Special Assistant to the Chief of Naval Operations, Commanding Officer of NAS North Island, CA, and Deputy Director of the Navy Office of Technology Transfer & Security Assistance. Mr. Penn left the Navy in 1995, joining Loral Corporation as Director of International Business. In 1996, Loral sold its defense electronics and system integration businesses to Lockheed Martin and Mr. Penn was assigned to Lockheed Martin’s Corporate Staff. Mr. Penn returned to the US Navy in 2001 as Director of Industrial Base Assessments.

Mr. Penn serves on the Secretary of Defense Policy Board and as Trustee Emeritus at The George Washington University. Mr. Penn also serves as the Chairman of the Board of Directors Spectra System Corporation, a London Stock Exchange listed company (SPSY) and on the Board of Directors of Healthcare Trust Inc., a Nasdaq listed company (HTIA).

Mr. Penn received his BS in Industrial Technology from Purdue University and his MS in Human Resource Management & Personnel Administration from The George Washington University.

Board Qualifications:

Mr. Penn brings to the Board extensive experience in working in and with the federal government, a key market for 374Water’s business, in particular with the United States Armed Forces. Mr. Penn has spent over three decades of his career in various positions relating to the US Navy. Mr. Penn is a valuable asset to the Board due to his expertise and experience in working with the federal government and armed forces, which are integral aspects of 374Water’s business.

James M. Vanderhider.

Since December 2018, Mr. Vanderhider has served as President of Aspen View GP, LLC, the general partner for his family limited partnerships. Previously, Mr. Vanderhider served as a Principal, Executive Vice President and Chief Financial Officer of EnerVest, Ltd. (“EnerVest”), an oil and natural gas company, from 1996 until 2018. He was responsible for building EnerVest’s private equity business and for the oversight of the institutional investments. In 2023, he joined Container Holdings, LLC (CH), a holding company for Equipment Management Services, LLC (EMS), as a managing member. EMS is a Texas-based business of CH providing shipping and storage container solutions to numerous industries.

Mr. Vanderhider currently serves as President of the Foundation of Goodwill Industries of Houston, a non-profit organization that provides education, training and job opportunities to people with disabilities and other barriers to employment. He also serves on the audit committee of Goodwill Industries of Houston. In 2019, he joined the Advisory Board of Midway Companies, a privately owned, multi-billion dollar fully integrated real estate development and investment firm based in Houston, Texas.

Mr. Vanderhider holds a BA of Business Administration degree in Accounting from Texas A&M University and is a Certified Public Accountant.

Board Qualifications:

Mr. Vanderhider has extensive experience in private equity and capital raising. During his tenure at EnerVest, he led initiatives for raising over $8 billion of private equity and over $12 billion of total institutional capital, securing over 150 institutional investors. Such investors included a diversified group of pension funds, endowments, foundations, family offices, insurance companies, fund of funds, international investors and other financial institutions. As a Certified Public Accountant, Mr. Vanderhider brings to the board valuable skills and expertise in financial literacy and accounting compliance. Mr. Vanderhider also qualifies as an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

The Board recommends that you vote “FOR” each Director Nominee.

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CORPORATE GOVERNANCE

374Water, with the oversight of the Board and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. We regularly monitor developments in the area of corporate governance.

Code of Conduct and Ethics

We have adopted a Code of Conduct and Ethics that applies to our employees, officers and directors, including our principal financial officer and principal accounting officer. The Code of Conduct and Ethics addresses, among other things, conflicts of interest, protection and proper use of Company assets, political activities, compliance with laws, rules and regulations and the process for reporting violations of the Code of Conduct and Ethics, improper conflicts of interest or other violations. Our Code of Conduct and Ethics is available on our website at www.374water.com in the “Governance Documents” section found under the “Investors” tab. We intend to disclose any future amendments to certain provisions of the Code of Conduct and Ethics, or waivers of such provisions granted to executive officers and directors, on this website within four business days following the date of any such amendment or waiver.

Insider Trading and Hedging Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and/or other transactions of our securities by our directors, officers and employees. The policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing standards. In addition, with regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and the applicable exchange listing requirements. A copy of the Company’s insider trading policy is filed as an exhibit to the Company’s Annual Report on Form 10-K, which was filed with the SEC on March 28, 2025.

Pursuant to the Company’s insider trading policy, short sales of Company securities, including any hedging or monetization transactions (such as zero-cost collars and forward sale contracts) are prohibited. This prohibition applies to all employees, officers and directors of the Company.

Policy for the Recovery of Erroneously Awarded Compensation

As required by the listing standards adopted by Nasdaq as a result of SEC rulemaking, our Board adopted a Policy for the Recovery of Erroneously Awarded Compensation. The policy provides that the Company must promptly recover specified incentive-based compensation that is received by our Section 16 officers on or after December 1, 2023, regardless of fault or misconduct, upon specified accounting restatements of the Company’s financial statements that result in such persons receiving an amount that exceeds the amount that otherwise would have been received had it been determined based on the restated amounts, computed without regard to any taxes paid. There are limited exceptions to the recovery required as set forth in the listing standards. Incentive-based compensation is defined as any compensation that is granted, earned, or vested based wholly or in part upon the attainment of a financial reporting measure. There will not be any duplicative recovery by the Company. As specified in the listing standards, the Company cannot insure or indemnify a Section 16 officer for recoveries under this policy.

The recovery period under this policy is three completed fiscal years preceding the earlier of (i) the date our Board, a committee of the Board or any officer of the Company authorized to take such action (if Board action is not required) concludes, or reasonably should have concluded, that an accounting restatement is required or (ii) the date a court, regulator or other legally authorized body directs the Company to prepare an accounting restatement. If applicable, the Company will provide the current or former Section 16 officer with a written notice containing the amount and a demand for repayment or return. If such repayment or return is not made when due, the policy provides that the Company will take all reasonable and appropriate actions to recover such erroneously awarded compensation from such person.

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Board Composition; Board Leadership Structure

Our Certificate of Incorporation and our Bylaws provide that our Board will consist of at least one or more members. Such number of directors may be fixed from time to time by action of the stockholders or of the directors, or if the number is not fixed, the number shall be no greater than seven. Vacancies or newly created directorships resulting from an increase in the number of directors shall be filled by the affirmative vote of a majority of the remaining directors then in office, even if such remaining directors constitute less than a quorum, or by a sole remaining director.

Our Board conducts an annual assessment of its leadership structure to determine that the leadership structure is the most appropriate for us. The Chairperson of the Board and CEO positions may, but need not be, filled by the same individual. At this time, the offices of the Chairperson of the Board and the CEO are not combined. The Company believes that having a separation between the Chairperson of the Board and the CEO positions is currently in the best interests of the Company and its stockholders. Such a separation allows for more independence in decision-making by the Board and reduces the potential for actual or perceived conflicts of interest and unnecessary concentration of power into one individual. However, the needs of the Company may change over time, and there may circumstances in the future where the Company may determine that having a combined Chair and CEO position will better serve the Company at that time. If the positions ever were to be combined, our Board would appoint a lead independent director to coordinate the activities of the other independent directors and to perform such other duties and responsibilities as our Board may determine.

We have no formal policy regarding Board diversity. Our Board believes that each director should have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company, our results of operations and financial condition and relative standing in relation to our competitors. We take into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, we will strive to assemble a Board that brings to us a variety of perspectives and skills derived from business and professional experience as we may deem are in our and our stockholders’ best interests. In doing so, we will also consider candidates with appropriate non-business backgrounds.

Role of our Board in Risk Oversight

Our Board is responsible for the oversight of risk, including with respect to the Company’s enterprise risk management program, while management is responsible for the day-to-day management of risk. Our Board, directly and through its committees, carries out its oversight role by regularly reviewing and discussing with management the risks inherent in the operation of our business and applicable risk mitigation efforts. Management meets regularly to discuss the Company’s business strategies, challenges, risks and opportunities and reviews those items with the Board at regularly scheduled meetings.

The Compensation Committee is responsible for overseeing the management of risks relating to our compensation plans and arrangements, including whether the Company’s incentive compensation plans encourage excessive risk-taking.

The Audit Committee is responsible for overseeing our risk assessment and management processes related to, among other things, the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Nominating and Corporate Governance Committee is responsible for risk oversight associated with corporate governance practices and the composition of our Board and its committees.

Director Independence

Our Common Stock currently trades on The Nasdaq Capital Market under the symbol “SCWO”. Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors at all times (“Independent Director Requirement”), subject to certain cure periods in the event of any circumstance or development that may result in noncompliance with such Nasdaq rules. In addition, Nasdaq rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and corporate governance and nominating committees be independent at all times. Additionally, the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires certain additional independence requirements for directors who serve as members of a company’s audit committee.

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Our Board has undertaken a review of the composition of our Board, our committees and the independence of each director. Based upon information requested from and provided by each director concerning their background, employment and affiliations, including family relationships, the Board has determined that each of Ms. Estes, Mr, Jones, Mr. Penn and Mr. Vanderhider is “independent” as that term is defined under applicable Nasdaq rules. Based upon information requested from and provided by Mr. Pawloski in the course of evaluating him as a potential candidate as a Director Nominee, including information concerning his background, employment and affiliations, including family relationships, the Board has determined that Mr. Pawloski is “independent” as that term is defined under applicable Nasdaq rules.

In making these determinations, the Board considered the current and prior relationships that each of Ms. Estes, Mr, Jones, Mr. Pawloski, Mr. Penn and Mr. Vanderhider with us and all other facts and circumstances the Board deemed relevant in determining his/her independence, including the beneficial ownership (if any) of capital stock by each of Ms. Estes, Mr. Jones, Mr. Pawloski, Mr. Penn and Mr. Vanderhider.

Due to the existing and ongoing relationships that each of Mr. Gannon, Mr. Davis and Mr. Deshusses has with the Company, each of them is not deemed to be an “independent” director on our Board.

As previously reported on our Current Report on Form 8-K filed on March 13, 2025, the Company had notified the Staff of Nasdaq that the Company no longer complied with Nasdaq’s Independent Director Requirement. On that same date, the Company received a letter from Nasdaq confirming the foregoing and providing the Company with a cure period to regain compliance with the Independent Director Requirement. On April 14, 2025, Mr. Jones was appointed to the Board, following a comprehensive process to identify and evaluate potential candidates. Effective as of Mr. Jones’ appointment to the Board and the determination that Mr. Jones “independent” as that term is defined under applicable Nasdaq rules, the Company has effectively cured the deficiency and regained compliance with the Independent Director Requirement.

Board Committees, Meetings and Attendance

Meetings and Attendance

We expect our directors to attend Board meetings, meetings of any committees and subcommittees on which they serve and each annual meeting of stockholders. During 2024, the Board held 20 meetings, including 10 regularly scheduled meetings and 10 special meetings. The Board also acted by written consent two times. During 2024, we had no incumbent director who attended fewer than 75% of the total number of meetings held by the Board and Board committees of which such director was a member.

In accordance with 374Water’s policy, each of our Board members is highly encouraged to attend the annual meeting. All Board members attended the 2024 annual meeting.

The Board delegates various responsibilities and authority to different Board committees. Committees regularly report on their activities and actions to the full Board. Currently, the Board has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Committee assignments are re-evaluated annually. Each of these committees operates under a charter that has been approved by our Board. During 2024:

•	The Audit Committee of the Board held four meetings, all of which were regularly scheduled meetings.
•	The Compensation Committee of the Board held two meetings. The Compensation Committee also acted by written consent one time.
•	The Nominating and Corporate Governance Committee of the Board held one meeting..

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The following table sets forth the membership of each of the Board committees listed above as of [●], 2025.

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Christian Gannon

Richard H. Davis

Marc Deshusses

Deanna Rene Estes†	X	X	X

Stephen Jones*

Buddie Joe (BJ) Penn	X		※

James M. Vanderhider	※	※

 †  Chairperson of the Board of Directors

※ Chair of the Committee

X  Member of the Committee

* Mr. Jones was appointed to the Board on April 14, 2025, and has yet not been appointed to any committee of the Board.

Audit Committee

Our Audit Committee is currently comprised of Ms. Estes, Mr. Penn and Mr. Vanderhider, each of whom our Board has determined is financially literate and qualifies as an independent director under Section 5605(a)(2) and Section 5605(c)(2) of the Nasdaq rules, as well as under Rule 10A-3 of the Exchange Act. Mr. Vanderhider is the Chairperson of our Audit Committee. Mr. Vanderhider and Ms. Estes each qualifies as an audit committee financial expert, as defined in Item 407(d)(5)(ii) of Regulation S-K.

Our Audit Committee has adopted a written Audit Committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our Audit Committee include, among other things:

•	selecting and retaining an independent registered public accounting firm to act as the our independent auditors to audit our financial statements;
•	evaluating the qualifications, performance and independence of the independent registered public accounting firm;
•	discussing the scope and results of the annual audit with the independent registered public accounting firm, and reviewing, with management and the independent auditors, our quarterly and annual financial statements;
•	establishing and overseeing procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting or audit matters;
•	reviewing and discussing with management our policies on risk assessment and risk management;
•	reviewing, approving and overseeing related party transactions;
•	obtaining and reviewing a report by the independent registered public accounting firm, at least annually, that describes our internal quality control procedures, any issues with such procedures, and any steps taken to deal with any such issues, and all relationships between the independent registered public accounting firm and the Company or any of its subsidiaries; and
•	approving and pre-approving all audit and permitted non-audit and tax services that may be provided by the independent registered public accounting firm.

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Compensation Committee

Our Compensation Committee is currently comprised of Ms. Estes and Mr. Vanderhider, each of whom our Board has determined (i) qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules and as a “non-employee director” for purposes of Section 16b-3 under the Exchange Act and (ii) does not have a material relationship with us that would affect his/her ability to be independent from management in connection with the duties of a Compensation Committee member, as described in Section 5605(d)(2) of the Nasdaq rules. Mr. Vanderhider is the Chairperson of our Compensation Committee.

Our Compensation Committee has adopted a written Compensation Committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our Compensation Committee include, among other things:

•	reviewing and approving annually the corporate goals and objectives applicable to the compensation of the chief executive officer;
•	reviewing and making recommendations to our board of directors regarding the compensation of all our other executive officers;
•	reviewing all director compensation and benefits for service on our board of directors and our committees at least once a year and to recommend any changes to our board of directors as necessary;
•	reviewing, approving and, when appropriate, recommending to our board of directors for approval, and administering incentive compensation plans and equity-based plans; and
•	delegating any of its responsibilities, along with the authority to take action in relation to such responsibilities, to one or more subcommittees, or to one or more officers of the Company, as the Compensation Committee may deem appropriate in its sole discretion, or subject to applicable law, rules and regulations and the organizational documents of the Company, respectively.

The Compensation Committee charter also provides that the Compensation Committee shall have the sole authority to retain or obtain the advice of a compensation consultant, legal counsel or other advisor. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other advisor, the Compensation Committee will consider the factors specified in Nasdaq Listing Rule 5605(d)(3).

Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee is currently comprised of Ms. Estes and Mr. Penn, each of whom our Board has determined qualifies as an independent director under Section 5605(a)(2) of the Nasdaq rules. Mr. Penn is the Chairperson of our Nominating and Corporate Governance Committee.

Our Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee charter, viewable at https://374water.com/investor-relations/corporate governance/, that provides that the functions of our Nominating and Corporate Governance Committee include, among other things:

•	determining the qualifications, skills, and other expertise required to be a director and developing and recommending to our board of directors for its approval, criteria to be considered in selecting nominees for director;
•	identifying and screening individuals qualified to become members of our board of directors, consistent with the criteria developed;
•	overseeing the annual evaluation of our board of directors and its committees;
•	reviewing and making recommendations to our board of directors regarding the appointment of directors to serve as members of each committee and committee chairmen;
•	developing and recommending to our board of directors a set of corporate governance guidelines applicable to the Company and reviewing these principles at least once a year and recommending any changes to our board of directors;
•	contributing to succession planning with regards to our board of directors;
•	reviewing and discussing with management disclosure of the Company’s corporate governance practices; and
•	developing and recommending to our board of directors for approval a Company Code of Business Conduct and Ethics and monitoring compliance with such code, and reviewing the code periodically and recommending any changes to our board of directors.

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Director Nominations

Our directors take a critical role in guiding our strategic direction and oversee the management of the Company. Our Board candidates are considered based upon various criteria, such as their broad-based business and professional skills and experiences, a global business and social perspective, concern for the long-term interests of the shareholders, diversity, and personal integrity and judgment. In addition, directors must have time available to devote to our Board activities and to enhance their knowledge of our business. Accordingly, we seek to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to our Company. Our Nominating Committee assists our Board in identifying qualified individuals to become board members, in determining the composition of the board and in monitoring the process to assess board effectiveness.

Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating nominees for directors, and regularly evaluates the appropriate size, composition and mix of skills, experience and expertise of the Board, the ever-changing needs of the Board and the Company, and the qualifications of each incumbent director and potential candidates in light of such changing needs. The Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Board, by senior management and by stockholders, as well as any search firms that the Nominating and Corporate Governance Committee may engage from time to time. The Nominating and Corporate Governance Committee follows the same process and uses the same criteria for evaluating candidates proposed by stockholders, members of the Board, members of senior management and any search firms.

If a stockholder would like to recommend an individual as a potential candidate that the Nominating and Corporate Governance Committee should consider for nomination to the Board, the stockholder must submit his or her recommendation to our Secretary at our corporate offices at 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560. A stockholder’s recommendation must be accompanied by certain information with respect to stockholder nominees as specified, including among other things, the name, age, address and occupation of the recommended person, the proposing stockholder’s name and address, the ownership interests of the proposing stockholder and any beneficial owner on whose behalf the nomination is being made (including the number of shares beneficially owned, any hedging, derivative, short or other economic interests and any rights to vote any shares) and any material monetary or other relationships (currently or within the last three years) between the recommended person and the proposing stockholder and/or the beneficial owners, if any, on whose behalf the nomination is being made. For the avoidance of doubt, such recommendations are considered by the Nominating and Corporate Governance Committee as potential candidates that the Nominating and Corporate Governance Committee would then recommend to the Board for nomination to be elected at an annual meeting of stockholders as a nominee of the Company. Separately, 374Water’s Certificate of Incorporation and Bylaws permit stockholders to nominate their own director candidates for consideration at an annual meeting. More information about the process and deadlines for a stockholder to nominate their own director candidates can be found under “Submission of Future Stockholder Proposals.”

The Nominating and Corporate Governance Committee will evaluate and recommend candidates to join the Board consistent with criteria established by the Board and in accordance with our Corporate Governance Guidelines. The Nominating and Corporate Governance Committee screens all candidates (including all recommended individuals for candidacy by stockholders, members of the Board and members of senior management) and evaluates their qualifications. Once decisions are made, the Nominating and Corporate Governance Committee recommends the selected candidates to the Board, which ultimately approvals the slate of director nominees to be included on the Company’s proxy statement for election at the annual meeting of stockholders.

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In evaluating director nominees, the Nominating and Corporate Governance Committee considers the following factors:

•	the appropriate size and background (with respect to numerous factors, including but not limited to personal identity background, educational background, nationality, areas of experience and expertise, relevant technical background, etc. – see “Board Composition; Board Leadership Structure” for more information about the composition of our Board) of our Board;
•	our needs with respect to the particular knowledge, skills and experience of nominees, including experience in corporate finance, technology, business, administration and sales, in light of the prevailing business conditions and the knowledge, skills and experience already possessed by other members of the Board;
•	experience with accounting rules and practices, and whether such a person qualifies as an “audit committee financial expert” pursuant to SEC rules;
•	whether candidates may be deemed to be “independent” directors, as that term is defined under applicable Nasdaq rules;
•	whether candidates may have any relationships with the Company, other members of the Board, members of management, any of the Company’s major customers, suppliers or business partners that may give rise to potential conflicts of interest or that may impact such candidate’s impartial judgement; and
•	balancing continuity of our board with periodic injection of fresh perspectives provided by new board members.

Our Board believes that each director should have a basic understanding of our principal operational and financial objectives and plans and strategies, our results of operations and financial condition and our relative standing in relation to our competitors.

In identifying director nominees, the Board will first evaluate the current members of the Board willing to continue in service. Current members of the Board with skills and experience that are relevant to our business and who are willing to continue in service will be considered for re-nomination.

If any member of the Board does not wish to continue in service or if the Board decides not to re-nominate a member for re-election, the Board will identify another nominee with the desired skills and experience described above. The Board takes into consideration the overall composition and diversity of the Board and areas of expertise that director nominees may be able to offer, including business experience, knowledge, abilities and customer relationships. Generally, the Board will strive to assemble a board of directors that brings to us a variety of perspectives and skills derived from business and professional experience as it may deem are in our and our stockholders’ best interests. In doing so, the Board will also consider candidates with appropriate non-business backgrounds.

During the fiscal year ended December 31, 2024, there were no material changes to the procedures by which our security holders may recommend nominees to our Board.

Communications with Directors

The Board welcomes communication from our stockholders. Stockholders and other interested parties who wish to communicate with a member or members of our Board or a committee thereof may do so by addressing correspondence to the Board, any individual member or members, or any committee, c/o Secretary, 374Water Inc. 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560. Our Secretary will review and forward correspondence to the appropriate person or persons.

All communications received as set forth in the preceding paragraph will be opened by our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). In the case of communications to the Board, any individual or group or committee of directors, our Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to whom the communication is addressed. If the amount of correspondence received through the foregoing process becomes excessive, our Board may consider approving a process for review, organization and screening of the correspondence by our Secretary or another appropriate person.

Involvement in Certain Legal Proceedings

There have been no material legal proceedings, now or any time in the past ten years, that would require disclosure under the federal securities laws that are material to an evaluation of the ability or integrity of our directors or executive officers, or in which any director, officer or affiliate of the Company, any owner of record or beneficially of more than five percent of any class of our Common Stock, or any associate of any such director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of our subsidiaries or has a material interest adverse to the Company or any of our subsidiaries.

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DIRECTOR COMPENSATION

374Water’s director compensation program is annually reviewed and evaluated by the Compensation Committee, which is responsible for considering and determining the form and amount of non-employee director compensation. Determinations are then recommended to the full Board, which ultimately approves non-employee director compensation every fiscal year. The Compensation Committee may engage compensation consultants to assist the Compensation Committee in benchmarking peer director compensation, providing recommendations based on market and industry trends on the amount and form of director compensation, and any other support that the Compensation Committee may deem necessary or appropriate to facilitate its evaluation of non-employee director compensation.

For the fiscal year ended December 31, 2024, the Compensation Committee did not retain any compensation consultant to provide support in the course of its review and assessment of the form and amount of non-employee director compensation to be paid. For the fiscal year ended December 31, 2024, the Compensation Committee determined that it would be in the best interests of the Company and the Company’s stockholders for non-employee director compensation to include a grant of 40,000 Restricted Stock Units. Such recommendation was presented to the Board and was approved.

The table below sets forth the compensation of the members of our Board for the year ended December 31, 2024, other than Mr. Gannon, our Chief Executive Officer, who is also a member of our Board. The compensation of Mr. Gannon set forth below under the section titled “Executive Compensation—Summary Compensation Table.” The table below includes information regarding the compensation earned by or paid to Dr. Deshusses, who is an employee and a member of our Board.

Name	Fees earned or paid in cash	Stock Award[5]	Option Awards[6]	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All other Compensation	Total

Richard H. Davis[1]	$-	$41,200	$-	$-	$-	$8,800	$50,000

Marc Deshusses[2]	$-	$-	$-	$-	$-	$60,000	$60,000

Deanna Rene Estes	$-	$41,200	$-	$-	$-	$-	$41,200

Stephen Jones[3]	$-	$-	$-	$-	$-	$-	$-

Terry Merrell[4]	$-	$41,200	$-	$-	$-	$-	$41,200

Buddie Joe (BJ) Penn[1]	$-	$41,200	$-	$-	$-	$8,800	$50,000

James Vanderhider	$-	$41,200	$-	$-	$-	$-	$41,200

1 During the fiscal year ended December 31, 2024, each of Mr. Davis and Mr. Penn received $8,800 in consulting fees.

2  During the fiscal year ended December 31, 2024, Dr. Deshusses earned $60,000 in base salary for his service as an employee. He did not separately receive any compensation for his duties as a director on the Board.

3 Mr. Jones was appointed to the Board on April 14, 2025, and thus would not have been entitled to any compensation during fiscal year 2024.

4 Mr. Merrell resigned from our Board effective December 31, 2024.

5 Each of our non-employee directors was granted a fully vested restricted stock unit award for 40,000 shares of Common Stock on November 15, 2024. The amounts reflected in the “Stock Award” column are calculated based on the grant date fair value of such awards as calculated under the provisions of FASB ASC Topic 718. None of our non-employee directors or Dr. Deshusses held any unvested stock awards as of December 31, 2024.

6 As of December 31, 2024, the following directors held unexercised stock options: Ms. Estes: 20,000 shares, Mr. Penn: 20,000 shares; and Mr. Vanderhider; 20,000 shares.

Non-Employee Director Compensation for Fiscal Year 2025

For fiscal 2025, the Compensation Committee has not yet determined the compensation (either form or amount) for our non-employee members of the Board of Directors.

Indemnification of Directors and Officers

Our Certificate of Incorporation allows us to indemnify our present and former officers and directors and other personnel against liabilities and expenses arising from their service to the full extent permitted by Delaware law. The persons indemnified include our (i) present or former directors or officers, (ii) any person who while serving in any of the capacities referred to in clause (i) who served at our request as a director, officer, partner, proprietor, trustee, employee, agent or similar functionary of another foreign or domestic corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, and (iii) any person nominated or designated by (or pursuant to authority granted by) our Board or any committee thereof to serve in any of the capacities referred to in clauses (i) or (ii).

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STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information about beneficial ownership of our Common Stock as of [●], 2025, (unless otherwise noted) by (i) each stockholder whom we know beneficially owns more than five percent of the Company’s Common Stock, including each stockholder who has indicated in public filings that the stockholder beneficially owns more than five percent of the Common Stock, (ii) each of the Company’s directors, director nominees for our Board and named executive officers, and (iii) all directors and executive officers as a group.

In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of the Common Stock subject to options or warrants held by that person that are currently exercisable or will become exercisable within 60 days after [●], 2025, are deemed outstanding, while the shares are not deemed outstanding for purposes of computing percentage ownership of any other person. Except as otherwise indicated, and subject to applicable community property laws, the persons named in the table have, to our knowledge, sole voting and investment power with respect to all shares of the Common Stock held by them. Applicable percentage ownership is based on [●] shares of the Common Stock outstanding as of [●], 2025. The inclusion in the table above of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares. Beneficial ownership representing less than one percent is denoted with an asterisk. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

Unless otherwise noted in the footnotes, the address of each beneficial owner listed in the table is c/o 374Water Inc. 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560.

Name and address	Number of shares beneficially owned	Percentage of ownership
5% stockholders (other than directors and officers)
Yaacov (Kobe) Nagar(1)	36,281,237	[●]	%
Directors and Officers
Christian Gannon(2)	1,247,916	[●]	%
Deanna Rene Estes(3)	132,500	[●]	%
Richard H. Davis(4)	3,853,793	[●]	%
Marc Deshusses(5)	22,700,451	[●]	%
James Pawloski	-
Buddie Joe (BJ) Penn(6)	110,000	[●]	%
James M. Vanderhider(7)	1,855,000	[●]	%
Stephen Jones	-	[●]	%
Peter Mandel(8)	27,000	[●]	%
Brad I. Meyers(9)	307,750	[●]	%
Jeffrey Quick(10)	116,666	[●]	%
(All directors and officers as a group 11 persons)(11)	30,334,410	[●]	%

(1)

Based on the most recently available Form 4 filed with the SEC on February 11, 2025, Mr. Nagar beneficially owns and holds sole voting and investment power over 36,388,460 shares of our Common Stock. The address for Mr. Nagar is 600 Park Offices Dr., Suite 300, Durham, NC 27709.

(2)

Consists of 120,000 shares of Common Stock, a warrant to purchase 180,000 shares of Common Stock that is exercisable as of March 31, 2025, 270,833 restricted stock units vesting within 60 days of March 31, 2025, and options to purchase 677,083 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025.

(3)

Consists of 76,500 shares of Common Stock, a warrant to purchase 36,000 shares of Common Stock that is exercisable as of March 31, 2025, and options to purchase 20,000 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025.

(4)	Consists of 1,153,793 shares of Common Stock, and options to purchase 2,700,000 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025.
(5)	Consists of 22,652,451 shares of Common Stock, and a warrant to purchase 48,000 shares of Common Stock that is exercisable as of March 31, 2025.
(6)

Consists of 60,000 shares of Common Stock, a warrant to purchase 30,000 shares of Common Stock that is exercisable as of March 31, 2025, and options to purchase 20,000 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025.

(7)

Consists of 1,420,000 shares of Common Stock owned and held by Aspen View LP, 40,000 shares of Common Stock owned and held directly by Mr. Vanderhider, a warrant to purchase 375,000 shares of Common Stock that is exercisable as of March 31, 2025, and options to purchase 20,000 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025. Mr. Vanderhider has sole voting and dispositive power over the securities held by Aspen View LP.

(8)	Consists of 10,800 shares of Common Stock and a warrant to purchase 16,200 shares of Common Stock that is exercisable as of March 31, 2025.
(9)

Consists of 28,875 restricted stock units vesting within 60 days of March 31, 2025, and options to purchase 278,875 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025.

(10)	Consists of options to purchase 116,666 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025.
(11)

Consists of 25,573,544 shares of Common Stock, warrants to purchase 745,200 shares of Common Stock that are exercisable as of March 31, 2025, 299,708 restricted stock units vesting within 60 days of March 31, 2025, and options to purchase 3,715,958 shares of Common Stock that are either exercisable or will become exercisable within 60 days of March 31, 2025.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers, including those discussed in the sections titled “Management” and “Executive Compensation,” the following is a description of each transaction that has been entered into or is still ongoing since January 1, 2024, as well as each currently proposed transaction, in each case in which:

•	we have been or are to be a participant;
•	the amount involved exceeded or exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years; and
•	any of our directors, executive officers or holders of more than 5% of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities, had or will have a direct or indirect material interest.

Agreement with Merrell Bros.

On July 7, 2021, we entered into a manufacturing and services agreement (the “M&S Agreement”) to fabricate and manufacture the AirSCWO systems with Merrell Bros. Fabrication, LLC (“Merrell Bros.”). As part of the agreement, the Company appointed Terry Merrell, one of the owners of Merrell Bros., to its board of directors. On December 18, 2024, Mr. Merrell notified the Company of his intention to resign from the Company's Board of Directors effective December 31, 2024, to allow him to focus more on his core business responsibilities at Merrell Bros.  The M&S Agreement terminated on its original expiration date of July 7, 2024.

During the year ended  December 31, 2024, we incurred $241,917 in expenses related to the M&A Agreement

Securities Purchase Agreement

On November 14, 2024, we entered into a Securities Purchase Agreement with certain investors, pursuant to which the Company agreed to issue and sell (i) an aggregate of 9,783,496 shares of Common Stock, and (ii) warrants to purchase up to an aggregate of 14,675,244 shares of Common Stock in a registered direct offering (the “Offering”). The purchase price for one share and the accompanying 1.5 warrants was $1.25. The warrants are immediately exercisable for a period of five years from the date of the Offering at $1.125, subject to adjustment in the event of any stock dividends and splits, reverse stock split, recapitalization, reorganization, or similar transactions and include anti-dilution protection provisions in the event subsequent sales or equity-linked financial instruments are issued at a price below the $1.125.

The Company’s Board of Directors and executive team participated in the Offering and invested an aggregate total of $696,000 and received shares of Common Stock totaling 556,800 and the accompanying warrants totaling 835,200.

Related-Party Transaction Policy

Our Audit Committee charter that gives our Audit Committee the primary responsibility for reviewing and approving or disapproving “related-party transactions,” which are generally transactions between us and related persons in which the aggregate amount involved exceeds or may be expected to exceed $120,000 and in which a related person has or will have a direct or indirect material interest. The written charter of our Audit Committee provides that our Audit Committee shall review and approve in advance any related-party transaction.

In approving or rejecting any related party transactions, our Audit Committee considers the relevant facts and circumstances available and deemed relevant to our Audit Committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.

Prior to the formation of our Audit Committee, our entire board of directors has been responsible for approving related-party transactions. The transactions described above were approved by our Board.

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EXECUTIVE OFFICERS AND DIRECTORS

Our executive officers currently include our Chief Executive Officer, Chief Financial Officer, General Counsel, Chief Operating Officer and Chief Technology Officer. Each of our executive officers is elected by and serves at the pleasure of the Board. There are no fixed terms for our executive officers. Once elected, they shall serve until their earlier death, resignation or removal. There are no arrangements or understanding between any of our executive officers and any other person, pursuant to which such executive officer was selected as an executive officer.

Our Board currently consists of seven members, four of which are “independent” as that term is defined under applicable Nasdaq rules. Each of our incumbent directors serves for a one-year term, beginning at their election to the Board at the annual meeting of stockholders and ending at the conclusion of the following annual meeting of stockholders, subject to their re-election. Each of our directors is an incumbent director, except for Mr. Jones, who was newly appointed to the Board on April 14, 2025. Mr. Jones’ term as director shall be less than one year, and shall end at the conclusion of the Annual Meeting, subject to his re-election to the Board at the Annual Meeting. There are no arrangements between any current director on the Board and any other person pursuant to which such current was selected to serve as a director on the Board. Mr. Davis has not been renominated as a Director Nominee, and his term as a director shall end at the conclusion of the Annual Meeting. Mr. Pawloski is a new candidate who has been nominated as a Director Nominee for election at the Annual Meeting. Subject to his election to the Board at the Annual Meeting, he will serve a one-year term beginning at the conclusion of the Annual Meeting and ending at the conclusion of the annual meeting of stockholders in 2026, subject to his re-nomination and re-election.

The following table sets forth certain information regarding our current executive officers and directors as of the Record Date:

Name	Age	Position(s)	Held Since
Executive Officers
Christian Gannon	53	Chief Executive Officer, Director	2024

Russell Kline	53	Chief Financial Officer	2024

Peter Mandel	40	General Counsel	2024

Rajesh Melkote	60	Chief Technology Officer	2025

Brad I. Meyers	55	Chief Operating Officer	2023

Non-Executive Directors
Richard H. Davis	67	Director	2008

Marc Deshusses	59	Director	2024

Deanna Rene Estes*†	58	Director	2022

Stephen Jones*	63	Director	2025

Buddie Joe (BJ) Penn*	87	Director	2022

James M. Vanderhider*	67	Director	2022

* Independent Director

† Chair of the Board

See “Proposal No. 1 - Election of Directors” for the biographies of each of Mr. Gannon, Dr. Deshusses, Ms. Estes, Mr. Jones, Mr. Pawloski, Mr. Penn and Mr. Vanderhider.

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Russell Kline. Effective December 16, 2024, Mr. Kline became our Chief Financial Officer (“CFO”). Mr. Kline is a certified public accountant and was previously Senior Vice President of Finance at Ole Distribution, a division of Ole Communications, that distributes a portfolio of diverse television channels throughout Latin America, from 2020 to 2024. Prior to joining Ole Distribution, from 2018 to 2020, Mr. Kline worked as a business consultant, providing operational process review and financial analysis for various clients. Prior to that, from 2009 through 2018, Mr. Kline served as Senior Vice President of Channel Operations and Business Development and Vice President of Finance and Operations, at Sony Pictures Latin America, where he managed channel operations, and led business development initiatives and joint venture partnerships. Prior to that, he also held senior financial roles at Sony Pictures Entertainment, overseeing financial planning, corporate audits, and global financial consolidations.  Mr. Kline began his career in business consulting and audit for multiple domestic and international manufacturing, distribution and service businesses. Mr. Kline earned a Bachelor of Business Administration in Accounting and Finance from Western Michigan University and holds a CPA certification.

Peter Mandel. Effective August 19, 2024, Mr. Mandel became our General Counsel. Mr. Mandel has extensive experience in corporate and securities law, public company representation, and transformative capital markets transactions. Previously, from 2022-2024 Mandel served as General Counsel at HALO Precision Diagnostics, a healthcare diagnostics company, where he led the legal function and provided guidance on risk mitigation and business operations, executed business transactions and advised the board on corporate governance matters. Prior to his role at HALO Precision Diagnostics, from 2020-2022 he was Head of Corporate Legal at Olema Oncology, a publicly traded biotechnology company, where he was instrumental in the company’s initial public offering and subsequent public filings, governance and securities compliance, overseeing equity compensation programs and managing board matters. Mandel began his legal career at Latham & Watkins LLP and later joined Cooley LLP, representing numerous high-profile public and private technology and biotechnology companies across a multitude of strategic and capital markets transactions. Mr. Mandel holds a J.D. from Stanford Law School and a B.A. with honors from the University of California, Berkeley.

Rajesh Melkote. Effective March 31, 2025, Mr. Melkote became our Chief Technology Officer. From 2022 to 2025, Mr. Melkote served as the Chief Technology Officer and Senior Vice President of Technology of BayoTech Hydrogen, a hydrogen production, transportation and storage solutions company, where he led the research and development and engineering functions. Prior to that, from 2020 to 2022, Mr. Melkote was the Vice President of Engineering, Semiconductor Chamber Solutions for Edwards Vacuum, a developer and manufacturer of sophisticated vacuum products. Mr. Melkote holds a Ph.D. in Chemical Engineering from the University of Minnesota and a Bachelor’s of Science in Chemical Engineering from Purdue University.

Brad I. Meyers. Effective November 16, 2023, Mr. Meyers became our Chief Operating Officer (“COO”). From 2022 to 2023, Mr. Meyers served as the Director of Engineering Services for NRTC Automation / NRTC Equipment Sales (“NRTC”), a private company that provides industrial automation services. From 2015 to 2023, Mr. Meyers provided various engineering, design and construction services for multiple liquid ECOAT systems, industrial wastewater systems, and robotics to NRTC and other private companies. From 2012 to 2018, Mr. Meyers served as the Chief Operating Officer of New Rubber Technologies Holdings Inc. (“NRTH”), a rubber products supplier, where he was instrumental in the construction and operation of the first at scale commercial rubber devulcanization plant in North America as well as the commercialization and implementation of other specialized processes developed by New Rubber Technologies of Canada. NRTC is a spin-off of NRTH.

Richard H. Davis. Mr. Davis has served as a director on the Board of 374Water since February 2008. He previously served as the Chief Executive Officer of Powerverde Inc. (“Powerverde”), 374Water’s predecessor company, from August 2011 to April 2021. Prior to Powerverde, Mr. Davis held various positions in investment banking. Between 2004-2005, Mr. Davis served as managing director of corporate finance at Martinez-Ayme Securities (“MAS”), a securities brokerage and placement agent firm. Between 2001-2004, Mr. Davis worked on structuring equity finance and private acquisitions in the corporate finance department of William R. Hough & Company (“Hough”), a financial services firm that was acquired by RBC Dain Rauscher (“Dain”), a global investment banking firm. Mr. Davis began his investment banking career doing equity deal structure and brokerage-related activities at First Equity Corporation (“First Equity”), a regional full-service brokerage and investment bank, where he worked from 1982-2001. He received a B.S degree in economics from Florida State University in 1982. Mr. Davis has more than two decades of experience in the investment banking industry, with expertise in equity finance structuring transactions and private acquisitions. Mr. Davis also has deep market and industry knowledge in the financial services and capital markets sector, including in capital raising and corporate finance. These skills and experience are significant assets to 374Water, as a company that has capital and financing needs.

Family Relationships

There are no family relationships (including any relationship by blood, marriage, or adoption, not more remote than first cousin) among any of 374Water’s directors (including any person nominated or chosen by 374Water to become a director) or executive officers.

Director Independence

Please see “Corporate Governance - Director Independence” for information about the independence of our directors and the Director Nominees.

Board Committees

Please see “Corporate Governance - Board Committees, Meetings and Attendance” for information about our Board Committees.

Code of Ethics

Please see “Corporate Governance - Code of Conduct and Ethics” for information about our Code of Conduct and Ethics.

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Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee is or was at any time during the 2024 fiscal year, or at any other time, an officer or employee of our Company, and no member of the Compensation Committee has had any relationship requiring disclosure under Item 404 of Regulation S-K promulgated by the SEC. None of our executive officers (i) serves or has served as a member of the compensation committee of any other company of which any member of the Compensation Committee or our Board is or was an executive officer, (ii) serves or has served as a member of the board of directors of any other company of which any member of the Compensation Committee is or was an executive officer or (iii) serves or has served as a member of the compensation committee of any other company, whose executive officers serves or has served as a director on our Board.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than ten percent of our Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock. To our knowledge, based solely on a review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2024, we believe that all filing requirements applicable to our officers, directors and greater than ten percent stockholders were complied with for the fiscal year ended December 31, 2024, except for a Form 3 filing for Mr. Mandel filed one day late on August 30, 2024, and Form 4 filing for Mr. Davis filed four trading days late, both due to administrative delay.

EXECUTIVE COMPENSATION

Named Executive Officers

For the fiscal year ended December 31, 2024, the named executive officers of 374Water, as determined in accordance with Item 402(m) of Regulation S-K, were:

1)	Christian Gannon, Chief Executive Officer
2)	Peter Mandel, General Counsel
3)	Brad I. Meyers, Chief Operating Officer
4)	Jeffrey Quick, former Interim Chief Executive Officer

Mr. Gannon was appointed as Chief Executive Officer of 374Water effective April 23, 2024.

Mr. Mandel was appointed as General Counsel of 374Water effective August 19, 2024.

Mr. Meyers served as Chief Operating Officer of 374Water for all of fiscal year 2024.

Mr. Quick served as Interim Chief Executive Officer of 374Water until April 23, 2024, after which he no longer served as an executive officer of the Company.

Compensation Philosophy and Practices

We believe that the performance of our executive officers significantly impacts our ability to achieve our corporate goals. We, therefore, place considerable importance on the design and administration of our executive officer compensation program. This program is intended to enhance stockholder value by attracting, motivating and retaining qualified individuals to perform at the highest levels and to contribute to our growth and success. Our executive officer compensation program is designed to provide compensation opportunities that are tied to individual and corporate performance.

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Our compensation packages are also designed to be competitive in our industry. The Compensation Committee from time-to-time consults with other advisors in designing our compensation program, including in evaluating the competitiveness of individual compensation packages and in relation to our corporate goals.

Our overall compensation philosophy has been to pay our executive officers an annual base salary and to provide opportunities, through cash and equity incentives, to provide higher compensation if certain key performance goals are satisfied.

The main principles of our fiscal year 2024 compensation strategy included the following:

•

An emphasis on pay for performance. A significant portion of our executive officers’ total compensation is variable and at risk and tied directly to measurable performance, which aligns the interests of our executives with those of our stockholders;

•

Equity as a key component to align the interests of our executives with those of our stockholders. Our Compensation Committee continues to believe that keeping executives interests aligned with those of our stockholders is critical to driving toward achievement of long-term goals of both our stockholders and the Company.

Fiscal Year 2024 Base Salaries

The following named executive officers had base salaries for the amounts set forth below for fiscal year 2024.

Named executive officer	2024 Base Salary
Christian Gannon	$450,000
Peter Mandel	$300,000
Brad I. Meyers	$300,000
Jeffrey Quick	$80,000

Such salaries were determined based on establishing executive compensation levels that are designed to be competitive in the marketplace, each executive's responsibilities, and structured to benefit our stockholders by attracting and retaining exceptional talent. In determining executive compensation, the Compensation Committee carefully evaluated several factors, each executive's prior professional experience and performance, qualifications, skills, and leadership capabilities, the scope and complexity of each executive's responsibilities and duties, Compensation benchmarking data for executives in comparable positions at peer companies, relevant market data and industry compensation trends, the executive's potential to drive long-term stockholder value, internal equity considerations within our executive team.

Fiscal Year 2024 Annual Bonuses

The following NEOs had annual bonus targets for fiscal year 2024 for the amounts set forth below:

Named executive officer	2024 Target Bonus
Christian Gannon	125% of Base Salary
Peter Mandel	50% of Base Salary
Brad I. Meyers	50% of Base Salary
Jeffrey Quick	None

Annual cash bonuses are awarded to our NEOs as consideration for the achievement of performance objectives throughout the applicable fiscal year; such compensation structure inures to the benefit of our stockholders by ensuring that our NEOs maintain appropriate focus on meeting business objectives and performance metrics. Our NEOs are afforded the opportunity to receive annual cash bonuses contingent upon the attainment of performance targets relative to performance criteria approved by the Compensation Committee. The Compensation Committee solely determines whether and to what extent annual cash bonuses payments shall be made to the Chief Executive Officer, and, in consultation with the Chief Executive Officer, exercises such discretion regarding annual cash incentive payments to all other NEOs.

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Performance-Based Stock Options Granted in Fiscal Year 2024

The following NEOs were granted performance-based stock options for fiscal year 2024 for the number of shares and exercise prices set forth below

Named executive officer	Number of Shares	Exercise Price
Christian Gannon	2,750,000	$1.25
Peter Mandel	247,775	$1.03
Brad I. Meyers	115,500	$1.30
Jeffrey Quick	None	Not applicable

Such amounts were determined through the Compensation Committee’s analysis of peer company compensation packages, ensuring competitive alignment with market standards, and structured to incentivize executives to achieve critical performance metrics that drive shareholder value, while also reflecting each NEO’s skills, experience, and strategic contributions to the organization.

The performance-based options granted in fiscal year 2024 vest as follows: 50% vest upon the achievement of operating profit, as defined in the employment agreements, and 50% vest upon the achievement of a revenue target of $100 million by the end of fiscal year 2028. The performance-based options with the revenue target begin vesting once the Company achieves $15 million in revenue for a fiscal year. Vesting will occur on January 31 of each year through January 31, 2029. The number of options that vest is based on the proportionate percentage of each fiscal year’s revenue to the $100 million target. For example, if our annual revenue for fiscal year 2026 is $20 million, 20% of the restricted stock units with the revenue performance condition will vest on January 31, 2027.

Time-Based Stock Options Granted in Fiscal Year 2024

The following NEOs were granted time-based stock options for fiscal year 2024 for the number of shares and exercise prices set forth below:

Named executive officer	Number of Shares	Exercise Price
Christian Gannon	2,500,000	$1.25
Peter Mandel	247,775	$1.03
Brad I. Meyers	115,500	$1.30
Jeffrey Quick	None	Not applicable

Such amounts were determined through the Compensation Committee’s analysis of peer company compensation packages, ensuring competitive alignment with market standards, and structured to incentivize executives to achieve critical performance metrics that drive shareholder value, while also reflecting each NEO’s skills, experience, and strategic contributions to the organization.

The time-based options granted in fiscal year 2024 vest as follows: 25% of the total stock option grant vests on the first anniversary of the grant date with the remaining vesting ratably monthly over three years.

Performance-Based Restricted Stock Units Granted in Fiscal Year 2024

The following NEOs were granted performance-based restricted stock units for fiscal year 2024 for the number of shares set forth below:

Named executive officer	Number of Shares
Christian Gannon	1,250,000
Peter Mandel	247,775
Brad I. Meyers	115,500
Jeffrey Quick	None

Such amounts were determined through the Compensation Committee’s analysis of peer company compensation packages, ensuring competitive alignment with market standards, and structured to incentivize executives to achieve critical performance metrics that drive shareholder value, while also reflecting each NEO’s skills, experience, and strategic contributions to the organization.

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The performance-based restricted stock units granted in 2024 vest as follows: 50% vest upon the achievement of Operating Profit, as defined in the employment agreements, and 50% vest upon the achievement of revenue targets between $15.0 million and $100 million by the end of fiscal year 2028. The restricted stock units with the revenue target begin vesting once the Company achieves $15.0 million in revenue for a fiscal year. Vesting will occur on January 31 of each year through January 31, 2029. The number of restricted stock units that vest is based on the proportionate percentage of each fiscal year’s revenue to the $100 million target. For example, if our annual revenue for fiscal year 2026 is $20 million, 20% of the restricted stock units with the revenue performance condition will vest on January 31, 2027.

Time-Based Restricted Stock Units Granted in Fiscal Year 2024

The following NEOs were granted time-based restricted stock units for fiscal year 2024 for the number of shares set forth below:

Named executive officer	Number of Shares
Christian Gannon	1,000,000
Peter Mandel	247,775
Brad I. Meyers	115,500
Jeffrey Quick	None

Such amounts were determined through the Compensation Committee’s analysis of peer company compensation packages, ensuring competitive alignment with market standards, and structured to incentivize executives to achieve critical performance metrics that drive shareholder value, while also reflecting each NEO’s skills, experience, and strategic contributions to the organization.

The time-based restricted stock units granted in 2024 vest as follows: 25% of the total stock option grant vests on the first anniversary of the grant date with the remaining vesting ratably monthly over three years.

Employment Agreements

Employment Agreement with Christian Gannon

On April 19, 2024, the Company entered into an employment agreement with Christian Gannon (the “Employment Agreement”), for Mr. Gannon to serve as President and Chief Executive Officer of the Company effective April 22, 2024 (the “Start Date”). The Employment Agreement provides for an initial annual salary for Mr. Gannon of $450,000. Mr. Gannon is also eligible to earn an annual fiscal year performance bonus for each whole or partial fiscal year of his employment period with the Company; for the initial year under the Employment Agreement in accordance with certain milestones set forth by the Company, and thereafter as determined by the Compensation Committee of the Company and the Board of Directors of the Company. Mr. Gannon’s “target” performance bonus shall be 125% of Mr. Gannon’s then-current base salary (the “Gannon Annual Bonus”).

Under the Employment Agreement and subject to the terms of the Company’s 2021 Equity Incentive Plan (the “Plan”), Mr. Gannon was granted 2,250,000 restricted stock units under the Plan, vesting as follows: (a) 250,000, on the first annual anniversary of the Start Date; (b) 750,000, in equal increments on the last day of every month thereafter over the following 36 months, subject to Mr. Gannon’s continued employment with the Company on each vesting date; and (c) 1,250,000, pursuant to certain milestones set forth by the Company (collectively, the “Gannon Restricted Stock Units”). Additionally, pursuant to the Employment Agreement and the terms of the Plan, Mr. Gannon was granted 5,250,000 stock options under the Plan vesting as follows: (a) 625,000, on the first annual anniversary of the Start Date; (b) 1,875,000, in equal installments on the last day of every month thereafter over the following 36 months subject to Mr. Gannon’s continued employment with the Company on each vesting date; and (c) 2,750,000, pursuant to certain milestones set forth by the Company (collectively, the “Gannon Options”, and together with the Gannon Restricted Stock Units, the “Gannon Equity Awards”).

If the Employment Agreement is terminated by the Company without “Cause” or by Mr. Gannon for “Good Reason” (each as defined in the Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which the Company will be obligated to (i) pay Mr. Gannon 100% of his then-current annual base salary in 12 equal installments; (ii) any earned but unpaid Gannon Annual Bonus; (iii) coverage to Mr. Gannon and his dependents under the Company’s then current medical, health, and vision insurance plans for 12 months; and (iv) if such separation occurs on the day of Mr. Gannon’s first year anniversary of employment or after the first anniversary of the Start Date, (x) a pro-rated Gannon Annual Bonus for the fiscal year in which the employment is terminated equal to the pro-rated Gannon Annual Bonus that Mr. Gannon would have received based on actual performance for such fiscal year if Mr. Gannon was employed by the Company, and (y) accelerated vesting with respect to the Gannon Equity Awards as if Mr. Gannon had remained employed by the Company through the first anniversary of the date of such separation.

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Employment Agreement with Peter Mandel

On August 19, 2024, the Company entered into an employment agreement with Peter Mandel (the “Mandel Employment Agreement”), for Mr. Mandel to serve as General Counsel effective August 19, 2024. The Mandel Employment Agreement provided for an initial annual salary for Mr. Mandel of $225,000, which increased to $300,000 in November 2024 following the closing of the Company’s capital raise. Mr. Mandel is also eligible to earn an annual fiscal year performance bonus for each whole or partial fiscal year of his employment period with the Company based on objectives and performance criteria determined in consultation between Mr. Mandel and the Company’s CEO on an annual basis. Mr. Mandel’s “target” performance bonus is equal to 50% of his then-current base salary (the “Mandel Annual Bonus”).

Under the Mandel Employment Agreement and subject to the terms of the Plan, Mr. Mandel was granted 495,550 restricted stock units under the Plan, vesting as follows: (a) 61,943, on the first annual anniversary of Mr. Mandel’s start date; (b) 185,832, in equal increments on the last day of every month thereafter over the following 36 months, subject to Mr. Mandel’s continued employment with the Company on each vesting date; and (c) 247,775, pursuant to certain milestones set forth by the Company (collectively, the “Mandel Restricted Stock Units”). Additionally, pursuant to the Employment Agreement and the terms of the Plan, Mr. Mandel was granted 495,550 stock options under the Plan vesting as follows: (a) 61,943, on the first annual anniversary of Mr. Mandel’s start date; (b) 185,832, in equal installments on the last day of every month thereafter over the following 36 months subject to Mr. Mandel’s continued employment with the Company on each vesting date; and (c) 247,775, pursuant to certain milestones set forth by the Company (collectively, the “Mandel Options”, and together with the Mandel Restricted Stock Units, the “Mandel Equity Awards”).

If the Employment Agreement is terminated by the Company without “Cause” or by Mr. Mandel for “Good Reason” (each as defined in the Mandel Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which the Company will be obligated to (i) pay Mr. Mandel an amount equal to six months of his then base salary; (ii) pay any earned but unpaid Mandel Annual Bonus; (iii) provide coverage to Mr. Mandel and his dependents under the Company’s then current medical, health, and vision insurance plans for six months; and (iv) if such separation occurs on or after first year anniversary of Mr. Mandel’s employment, (x) a pro-rated Mandel Annual Bonus for the fiscal year in which the employment is terminated equal to the pro-rated Mandel Annual Bonus that Mr. Mandel would have received based on actual performance for such fiscal year if Mr. Mandel was employed by the Company, and (y) accelerated vesting with respect to the Mandel Equity Awards as if Mr. Mandel had remained employed by the Company through the six month anniversary of the date of such separation.

Employment Agreement with Brad I. Meyers

Effective as of November 6, 2023, the Company appointed Brad I. Meyers as its Chief Operating Officer at an annual base salary of $200,000. Mr. Meyers received an option grant to purchase up to 400,000 shares of the Company’s Common Stock at an exercise price of $1.42 per share, the closing price of the Company’s Common Stock on November 6, 2023. The option vests and become exercisable over a three-year period with: (a) 25% vesting on November 6, 2023 and (b) the balance vesting equally every month thereafter over the following 36 months.

On May 16, 2024, the Company entered into an employment agreement with Mr. Meyers (the “Meyers Employment Agreement”). The Meyers Employment Agreement provides for an annual salary for Mr. Meyers of $300,000. Mr. Meyers is also eligible to earn an annual fiscal year performance bonus for each whole or partial fiscal year of his employment period with the Company based on objectives and performance criteria determined in consultation between Mr. Meyers and the Company’s CEO on an annual basis. Mr. Meyer’s “target” performance bonus is equal to 50% of his then-current base salary (the “Meyers Annual Bonus”).

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Under the Meyers Employment Agreement and subject to the terms of the Plan, Mr. Meyers was granted restricted stock units for up to 231,000 shares under the Plan, vesting as follows: (a) 28,875, on May 16, 2025; (b) 86,625, in equal increments on the last day of every month thereafter over the following 36 months, subject to Mr. Meyers’ continued employment with the Company on each vesting date; and (c) 115,500, pursuant to certain milestones set forth by the Company (collectively, the “Meyers Restricted Stock Units”). Additionally, pursuant to the Employment Agreement and the terms of the Plan, Mr. Meyers was granted 231,000 stock options under the Plan vesting as follows: (a) 28,875, on May 16, 2025; (b) 86,625, in equal installments on the last day of every month thereafter over the following 36 months subject to Mr. Meyers’ continued employment with the Company on each vesting date; and (c) 115,500, pursuant to certain milestones set forth by the Company (collectively, the “Meyers Options”, and together with the Meyers Restricted Stock Units, the “Meyers Equity Awards”).

If the Employment Agreement is terminated by the Company without “Cause” or by Mr. Meyers for “Good Reason” (each as defined in the Meyers Employment Agreement, subject to the Company’s right to cure), he will be entitled to termination benefits, pursuant to which the Company will be obligated to (i) pay Mr. Meyers an amount equal to six months of his then base salary; (ii) pay any earned but unpaid Meyers Annual Bonus; (iii) provide coverage to Mr. Meyers and his dependents under the Company’s then current medical, health, and vision insurance plans for six months; and (iv) if such separation occurs on or after first year anniversary of Mr. Meyers’ employment, (x) a pro-rated Meyers Annual Bonus for the fiscal year in which the employment is terminated equal to the pro-rated Meyers Annual Bonus that Mr. Meyers would have received based on actual performance for such fiscal year if Mr. Meyers was employed by the Company, and (y) accelerated vesting with respect to the Meyers Equity Awards as if Mr. Meyers had remained employed by the Company through the six month anniversary of the date of such separation.

Summary Compensation Table

The following table summarizes all compensation received by our named executive officers for each of the fiscal years ended December 31, 2024, and December 31, 2023.

Name and Principal Position	Fiscal Year	Base Salary ($) (a)	Bonus ($) (b)	Stock Awards ($) (c)(4)	Option Awards ($) (d)(5)	Non-Equity Incentive Plan Compensation ($)(e)	Nonqualified Deferred Compensation ($) (f)	All Other Compensation ($)(g)	Total Earnings ($)(h)

Christian Gannon, Chief Executive Officer (1)	2024	$312,115	$288,706	$2,812,500	$4,095,000	-	-	-	$7,508,321
	2023	-	-	-	-	-	-	-	-

Peter Mandel, General Counsel (2)	2024	$96,023	$50,000	$510,417	$336,974	-	-	-	$993,414
	2023	-	-	-	-	-	-	-	-

Brad I. Meyers, Chief Operating Officer	2024	$262,500	$97,125	$300,300	$187,110	-	-	-	$847,035
	2023	70,437	6,061	-	208,000	-	-	-	284,497

Jeffrey Quick, Former Interim Chief Executive Officer (3)	2024	$66,147		-	-	-	-	-	$66,147
	2023	80,000	-	-	-	-	-	-	80,000

(a) Salaries include those amounts paid and accrued as an expense on the books of the Company.

(c)(d) The restricted stock unit awards, which appear in the “Stock Awards” column and the stock option awards, which appear in the “Option Awards” column are calculated based on the grant date fair value of awards as calculated under the provisions of FASB ASC Topic 718.

(1)

Effective April 23, 2024, Christian Gannon was appointed as the Company’s Chief Executive Officer and designated as the Company’s principal executive officer. Mr. Gannon was not employed at 374Water in fiscal year 2023.

(2)	Effective August 19, 2024, Peter Mandel was appointed as the Company’s General Counsel. Mr. Mandel was not employed at 374Water in fiscal year 2023.

(3)

Effective September 1, 2023, the Board of Directors appointed Jeffrey Quick as Interim Chief Executive Officer of the Company. Mr. Quick served as Interim Chief Executive Officer until April 23, 2024, at which point Mr. Gannon was appointed as the new Chief Executive Officer.

(4)

The grant-date fair value of the restricted stock units was determined using the market price of our Common Stock on the date of grant which ranged from $1.03 to $1.30. The grant date fair value of the performance-based restricted stock units granted in fiscal year 2024, assuming achievement of the maximum performance level, would have been: Mr. Gannon: $1,562,500; Mr. Mandel: $255,208; and Mr. Meyers: $150,150.

(5)	The grant date fair value of stock options granted in 2024 and 2023 were estimated on the date of grant, using the Black-Scholes option-pricing model with the following assumptions:

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	December 31,	December 31,
	2024	2023
Expected volatility	26.20 - 27.39%	26.25 - 35.88%
Expected term (years)	6.25 Years	5.45 - 6.53 Years
Risk-free rate	3.77 - 4.65%	3.57 - 4.66%
Dividend rate	0%	0%

The grant date fair value of the performance-based stock options granted in fiscal year 2024, assuming achievement of the maximum performance level, would have been: Mr. Gannon: $2,145,000; Mr. Mandel: $168,487; and Mr. Meyers: $93,555.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards that have been previously awarded to each of the named executive officers and which remained outstanding as of December 31, 2024.

	Option Awards							Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares of Units That Have Not Vested ($)
Christian Gannon	-	2,500,000	(1)	$1.25	4/22/2034
		1,581,250	(2)	$1.25	4/22/2034
						1,000,000	(3)	$680,000
						718,750	(4)	$488,750
Peter Mandel	-	247,775	(5)	$1.03	11/18/2034			$-
		142,471	(6)	1.03	11/18/2034
						247,775	(7)	$168,487
						142,470	(8)	$96,880
Brad I. Meyers	-	115,500	(9)	$1.30	5/16/2034		(6)
		66,412	(10)	1.30	5/16/2034	-		-
						115,500	(11)	$78,540
						66,412	(12)	$45,160
	208,342	191,658	(13)	$1.42	11/6/2033
Jeffrey Quick	99,994	60,006	(14)	$2.75	12/31/2031	-		-

1. The option vests as follows: 625,000 shares subject to the option vest on April 22, 2025, and 1,875,000 shares subject to the option vest in equal installments on the last day of every month thereafter over the following 36 months subject to continued service with the Company on each vesting date.

2. 2,750,000 shares subject to the option vest pursuant to certain milestones set forth by the Company. 50% of the shares subject to the option vest upon the achievement of operating profit, and 50% vest upon the achievement of a revenue target of $100 million by the end of fiscal year 2028. Pursuant to SEC rules and based on the Company’s performance through the end of the fiscal year ended December 31, 2024, the portion of the option that vests upon the achievement of operating profit is reported at target and the portion of the option that vests upon the achievement of revenue is reported at threshold.

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3. The RSU vests as follows: 250,000 shares vest on April 22, 2025, and 750,000 shares vest in equal installments on the last day of every month thereafter over the following 36 months subject to continued service with the Company on each vesting date.

4. 1,250,000 shares vest pursuant to certain milestones set forth by the Company. 50% vest upon the achievement of operating profit, and 50% vest upon the achievement of a revenue target of $100 million by the end of fiscal year 2028. Pursuant to SEC rules and based on the Company’s performance through the end of the fiscal year ended December 31, 2024, the portion of the RSU that vests upon the achievement of operating profit is reported at target and the portion of the option that vests upon the achievement of revenue is reported at threshold.

5. The option vests as follows: 61,943 shares subject to the option vest on August 19, 2025, and 185,832 shares subject to the option vest in equal installments on the last day of every month thereafter over the following 36 months subject to continued service with the Company on each vesting date.

6. 247,775 shares subject to the option vest pursuant to certain milestones set forth by the Company. 50% vest upon the achievement of operating profit, and 50% vest upon the achievement of a revenue target of $100 million by the end of fiscal year 2028. Pursuant to SEC rules and based on the Company’s performance through the end of the fiscal year ended December 31, 2024, the portion of the option that vests upon the achievement of operating profit is reported at target and the portion of the option that vests upon the achievement of revenue is reported at threshold.

7. The RSU vests as follows: 61,943 shares vest on August 19, 2025, and 185,832 shares vest in equal installments on the last day of every month thereafter over the following 36 months subject to continued service with the Company on each vesting date.

8. 247,775 shares vest pursuant to certain milestones set forth by the Company. 50% vest upon the achievement of operating profit, and 50% vest upon the achievement of a revenue target of $100 million by the end of fiscal year 2028. Pursuant to SEC rules and based on the Company’s performance through the end of the fiscal year ended December 31, 2024, the portion of the RSU that vests upon the achievement of operating profit is reported at target and the portion of the option that vests upon the achievement of revenue is reported at threshold.

9. The option vests as follows: 28,875 shares subject to the option vest May 16, 2025, and 86,625 shares subject to the option vest in equal installments on the last day of every month thereafter over the following 36 months subject to continued service with the Company on each vesting date.

10. 115,500 shares subject to the option vest pursuant to certain milestones set forth by the Company. 50% vest upon the achievement of operating profit, and 50% vest upon the achievement of a revenue target of $100 million by the end of fiscal year 2028. Pursuant to SEC rules and based on the Company’s performance through the end of the fiscal year ended December 31, 2024, the portion of the option that vests upon the achievement of operating profit is reported at target and the portion of the option that vests upon the achievement of revenue is reported at threshold.

11. The RSU vests as follows: 28,875 shares vest on May 16, 2025, and 86,625 shares vest in equal installments on the last day of every month thereafter over the following 36 months subject to continued service with the Company on each vesting date.

12. 115,500 shares vest pursuant to certain milestones set forth by the Company. 50% vest upon the achievement of operating profit, and 50% vest upon the achievement of a revenue target of $100 million by the end of fiscal year 2028. Pursuant to SEC rules and based on the Company’s performance through the end of the fiscal year ended December 31, 2024, the portion of the RSU that vests upon the achievement of operating profit is reported at target and the portion of the option that vests upon the achievement of revenue is reported at threshold.

13. 25% of the shares subject to the option vested on November 6, 2023, and the balance vest in equal installments on the last day of every month thereafter, beginning with December 31, 2023, over the following 36 months subject to continued service with the Company on each vesting date.

14. 25% of the shares subject to the option vested on June 16, 2023, and the balance vest in equal installments on the last day of every month thereafter, beginning with July 31, 2023, over the following 36 months subject to continued service with the Company on each vesting date.

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374Water Inc. 2021 Equity Incentive Plan

On April 13, 2022, our stockholders approved the 2021 Equity Incentive Plan, which was adopted by our Board on June 4, 2021. The 2021 Equity Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, restricted stock, stock appreciation rights, restricted stock units, performance awards, dividend equivalent rights, and other awards, which may be granted singly, in combination, or in tandem, and which may be paid in cash, shares of our common stock, or a combination of cash and shares of our common stock. We reserved a total of 24,000,000 shares of our common stock for awards under the 2021 Equity Incentive Plan. The Company has issued a total of 14,642,204, awards as of December 31, 2024, with 9,357,796 reserved options remaining for issuance as of December 31, 2024. See “Description of the 2021 Equity Incentive Plan” and “New Plan Benefits” for more information about our 2021 Equity Incentive Plan.

Equity Compensation Plan Information

The following table provides certain information as of December 31, 2024, with respect to our equity compensation plans under which our equity securities are authorized for issuance. See “Description of the 2021 Equity Incentive Plan” and the tabular disclosure under “New Plan Benefits” for a description of the material features of our 2021 Equity Incentive Plan, as well as the benefits and amounts of equity compensation that have been received by each of our named executive officers, our executive officers as a group, our non-employee directors as a group, and our non-executive officer employees as a group.

Plan Category	Number of securities to be issued upon exercise of outstanding options (a)	Weighted- average exercise price of outstanding options (b)	Securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plan approved by security holders	9,668,116	$1.44	9,357,796
Equity compensation plan not approved by security holders	-	$-	-
Total	9,668,116	$1.44	9,357,796

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation and certain financial performance of our company for each of the last three completed fiscal years. The table below presents information on the compensation of our CEO and our other named executive officers (“NEOs”) in comparison to certain performance metrics for 2024, and 2023, 2022. We are permitted to report as a “smaller reporting company” as defined under the U.S. federal securities laws. Accordingly, we have not included a tabular list of financial performance measures, and the table below does not include a column for either the value of initial $100 investment based on peer group total shareholder return or a company-selected measure, as provided in Item 402(v) of Regulation S-K.

Fiscal Year	Summary Compensation Table Total for PEO ($)(1)			Compensation Actually Paid to PEO ($)(2)(3)			Average Summary Compensation Table Total for non-PEO NEOs (a) ($)	Average Compensation Actually Paid to non-PEO NEOs ($)(3)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return ($)(4)	Net Income ($)(5)
	Christian Gannon	Jeffrey Quick	Yaacov (Kobe) Nagar	Christian Gannon	Jeffrey Quick	Yaacov (Kobe) Nagar
2024	7,508,321	66,147	-	2,184,721	(3,523)	$-	920,225	381,186	24	(12,434,114)
2023	N/A	80,000	560,245	-	(23,630)	420,177	374,350	(118,007)	50	(8,103,552)
2022	N/A	N/A	250,000	-	N/A	250,000	156,000	303,809	100	(4,689,967)

(1)	NEOs included in these columns reflect the following individuals:

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Year	PEO	Non-PEO NEOs
2024	Christian Gannon (“PEO 1”); Jeffrey Quick(“PEO 2”)	Peter Mandel; Brad I. Meyers
2023	PEO 2, Yaacov (Kobe) Nagar (“PEO 3”)	Israel D. Abitbol; Brad Meyers
2022	PEO 3	Israel D. Abitbol; Richard H. Davis, John Hofmann

(2)	Amounts reflect Summary Compensation Table (“SCT”) Total Pay for our NEOs for each corresponding year.

(3)

Compensation Actually Paid (“CAP”) has been calculated based on the requirements and methodology set forth in the applicable SEC rules (Item 402(v) of Regulation S-K). The CAP calculation includes the end-of-year value of awards granted within the fiscal year, the change in fair value from prior year end of vested awards, and the change in the fair value of unvested awards granted in prior years, regardless of if, when, or at which intrinsic value they will actually vest. To calculate CAP, the following amounts were deducted from and added to the total compensation number shown in the SCT:

Reconciliation of SCT Total to CAP for PEO 1	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022
Summary Compensation Table Total	$7,508,321	$-	$-
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(6,907,500)	-	-
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	1,583,900	-	-
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	-	-	-
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	-	-	-
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	-	-	-
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	-	-	-
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	-	-	-
Compensation Actually Paid	$2,184,721	$-	$-

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Reconciliation of SCT Total to CAP for PEO 2	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022
Summary Compensation Table Total	$66,146	$80,000	$-
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	-	-	-
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	-	-	-
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	(65,376)	(99,285)	-
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	-	-	-
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(4,293)	(4,345)	-
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	-	-	-
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	-	-	-
Compensation Actually Paid	$(3,523)	$(23,630)	$-

Reconciliation of SCT Total to CAP for PEO 3	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022
Summary Compensation Table Total	$-	$560,245	$250,000
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	-	(223,500)	-
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	-	8,932	-
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	-	-	-
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	-	74,500	-
Plus/(Minus):Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	-	-	-
(Minus):Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	-	-	-
Plus:Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	-	-	-
Compensation Actually Paid	$-	$420,177	$250,000

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Reconciliation of SCT Total to CAP for Non-PEO NEOs	Fiscal Year 2024	Fiscal Year 2023	Fiscal Year 2022
Summary Compensation Table Total	$ $920,225	$374,350	$156,000
(Minus): Grant Date Fair Value of Equity Awards Granted in Fiscal Year	(667,401)	(215,750)	-
Plus: Fair Value at Fiscal Year End of Outstanding and Unvested Equity Awards Granted in the Fiscal Year	176,519	75,248	-
Plus/(Minus): Change in Fair Value of Outstanding and Unvested Equity Awards Granted in Prior Fiscal Years	(42,407)	(350,082)	55,296
Plus: Fair Value at Vesting of Equity Awards Granted and Vested in the Fiscal Year	-	30,400	-
Plus/(Minus): Change in Fair Value as of the Vesting Date of Equity Awards Granted in Prior Fiscal Years that Vested in the Fiscal Year	(5,750)	(32,173)	92,513
(Minus): Fair Value as of the Prior Fiscal Year End of Equity Awards Granted in Prior Fiscal Years that Failed to Meet Vesting Conditions in the Fiscal Year	-		-
Plus: Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Reflected in Total Compensation	-
Compensation Actually Paid	$381,186	$(118,007)	$303,809

(4)

Total Shareholder Return (“TSR”) represents the cumulative return on a fixed investment of $100 in the Company’s Common Stock, for the period beginning on December 31, 2021 through the end of the applicable fiscal year, assuming reinvestment of dividends.

(5)	The dollar amounts reported represent the net income reflected in the Company’s audited financial statements for the applicable year.

Compensation Actually Paid and Company TSR

The following graph displays the compensation actually paid to our NEOS compared to our TSR.

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Compensation Actually Paid and Company Net Income (Loss)

The following graph displays the compensation actually paid to our NEOs compared to our net income (loss).

Grant of Certain Equity Awards Close in Time to the Release of Material Nonpublic Information

374Water does not have a formal policy on the timing of awards of options in relation to the disclosure of material nonpublic information by the Company. 374Water’s Board has discretion over the timing of granting equity awards pursuant to our 2021 Equity Incentive Plan, including with respect to stock options. Currently, such awards are not granted on a predetermined schedule. The Board and Compensation Committee consider a number of factors in determining the timing of the award grants, including but not limited to whether the Company is in possession of material nonpublic information. Where possible, the Board and Compensation Committee endeavors not to grant any equity awards, including stock options, during a time when the Company is in possession of material nonpublic information. To date, the Company has not timed the disclosure of material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.

During the fiscal year ended December 31, 2024, the Company did not award any stock options to any named executive officer in the period beginning four business days before the filing of a Quarterly Report on Form 10-Q or an Annual Report on Form 10-K, or before the filing or furnishing of a Current Report on Form 8-K, in each case that discloses material nonpublic information (other than a Current Report on Form 8-K disclosing a material new option award grant under Item 5.02(e)) and ending one business day after the filing or furnishing of any such report.

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AUDIT COMMITTEE MATTERS

Audit Committee Report

The Audit Committee assists the Board in its general oversight of the Company’s financial reporting processes. The Audit Committee Charter describes in greater detail the full responsibilities of the Audit Committee. During each fiscal year, the Audit Committee reviews the Company’s financial statements, management reports, internal control over financial reporting and audit matters. In connection with these reviews, the Audit Committee meets with management and independent public accountants at least once each quarter. The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. These meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the independent public accountants, financial management personnel and legal counsel.

As part of its review of audit matters, the Audit Committee supervises the relationship between the Company and its independent registered public accountants, including: having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent public accountants. Together with senior members of the Company’s financial management team, the Audit Committee reviewed the overall audit scope and plans of the independent public accountants, the results of external audit examinations, and evaluations by management of the Company’s internal control over financial reporting and the quality of the Company’s financial reporting for fiscal year 2024.

In addition, the Audit Committee reviewed key initiatives and programs aimed at designing and maintaining an effective internal and disclosure control structure for fiscal year 2024. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the steps taken to maintain the effectiveness of internal procedures and controls, as well as establishing a remediation plans for the material weakness that was identified and reported in 374Water’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

In performing all of these functions, the Audit Committee acts in an oversight capacity. The Audit Committee has reviewed and discussed the annual audited consolidated financial statements for fiscal year 2024 with management and with the Company’s independent public accountants, prior to their issuance. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which is responsible for establishing and maintaining adequate internal control over financial reporting, preparing the financial statements and other reports and maintaining policies relating to legal and regulatory compliance, ethics and conflicts of interest. Cherry Bekaert LLP is responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America.

The Audit Committee has reviewed and discussed with the independent public accountants the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC, including a discussion with management and the independent public accountants of the quality (and not merely the acceptability) of the Company’s accounting principles, the reasonableness of significant estimates and judgments and the disclosures in the Company’s financial statements. In addition, the Audit Committee reviewed and discussed with Cherry Bekaert LLP matters related to its independence, including a review of audit and non-audit fees and the written disclosures and the letter from Cherry Bekaert LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent public accountant’s communication with the Audit Committee concerning independence. The Audit Committee concluded that Cherry Bekaert LLP is independent from the Company and its management.

Taking all these reviews and discussions into account, the Audit Committee recommended to the Board that the audited financial statements for the fiscal year ended December 31, 2024 be included in 374Water’s Annual Report on Form 10-K for fiscal year 2024, for filing with the SEC.

AUDIT COMMITTEE

James Vanderhider, Chairperson

Deanne Rene Estes

Buddie Joe Penn

The Report of the Audit Committee set forth in this Proxy Statement shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A or 14C under the Exchange Act or to the liabilities of Section 18 of the Exchange Act. In addition, it shall not be deemed incorporated by reference by any statement that incorporates this Proxy Statement by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference.

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PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF CHERRY BEKAERT LLP AS OUR

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE 2025 FISCAL YEAR

The Audit Committee of the Board has selected Cherry Bekaert LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025, and the Board has directed that management submit the selection of independent registered public accountants for ratification by the stockholders at the Annual Meeting. Cherry Bekaert LLP audited our financial statements for fiscal year 2024 and has served as our independent registered public accounting firm since 2011. Representatives of Cherry Bekaert LLP are expected to be at the annual meeting, and such representatives will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Cherry Bekaert LLP as our independent registered public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Cherry Bekaert LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain Cherry Bekaert LLP. Even if the selection is ratified, the Audit Committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The Board recommends a vote FOR the ratification of Cherry Bekaert LLP as our independent registered public accounting firm for the 2025 fiscal year.

Fees to Independent Registered Public Accounting Firm

The following table summarizes the aggregate fees billed or to be billed to us by our independent registered accounting firm Cherry Bekaert LLP for the fiscal years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Audit Fees	$168,500	$147,500
Audit-Related Fees	$36,200	$14,600
Tax Fees	-	-
All Other Fees	$-	-
TOTAL	$204,700	$147,500

“Audit Fees” consisted of fees billed for professional services rendered by the principal accountant for the audit of 374Water’s annual financial statements included in 374Water’s Annual Report on Form 10-K and review of 374Water’s financial statements included in its Quarterly Reports on Form 10-Q, and/or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements during the fiscal years included in the table above.

“Audit-Related Fees” consisted of fees billed for assurance and related services by the principal accountant that were reasonably related to the performance of the audit or review of our financial statements and are not reported under the paragraph captioned “Audit Fees” above. During our fiscal years ended December 31, 2024 and 2023, Cherry Bekaert LLP billed us $36,200 and $14,600, respectively. For 2024, the amount includes fees for services related to an underwriter “comfort” letter related to a Registration Statement, auditor’s consent to a Form S-8 filing and background check related fees as part of the firm’s audit procedures. For 2023, the amount includes fees for services related to an underwriter “comfort” letter relating to a Registration Statement on Form S-3.

“Tax Fees” consisted of fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, including with respect to tax returns preparation. During each of the fiscal years ended December 31, 2024 and 2023, there were no such fees billed by Cherry Bekaert LLP.

“All Other Fees” consisted of fees billed for products and services provided by the principal accountant during the last two fiscal years, other than the services reported above under other captions above. During our fiscal years ended December 31, 2024 and 2023, there were no such fees billed by Cherry Bekaert LLP.

Pre-Approval Policies and Procedures

The Audit Committee’s policy is that all audit and non-audit services provided by its independent registered public accounting firm shall either be approved before the independent registered public accounting firm is engaged for the particular services or shall be rendered pursuant to pre-approval procedures established by the Audit Committee. These services may include audit services and permissible audit-related services, tax services and other services. Pre-approval spending limits for audit services are established on an annual basis, detailed as to the particular service or category of services to be performed and implemented by our financial officers. Any audit or non-audit service fees that may be incurred by us during a quarter that fall outside the limits pre-approved by the Audit Committee for a particular service or category of services must be reviewed and approved by the Chairperson of the Audit Committee prior to the performance of services. On an annual basis, the Audit Committee reviews and itemizes all fees paid to its independent registered public accounting firm in the prior quarter (including fees approved by the Chairperson of the Audit Committee between regularly scheduled meetings and fees approved by our financial officers pursuant to the pre-approval policies described above) and further reviews and itemizes all fees expected to be paid in the upcoming quarter. The Audit Committee may revise its pre-approval spending limits and policies at any time. None of the fees paid to the independent registered public accounting firm were approved by the Audit Committee after the services were rendered pursuant to the “de minimis” exception established by the SEC for the provision of non-audit services.

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PROPOSAL 3: APPROVAL OF CERTAIN AMENDMENTS TO THE COMPANY’S 2021 EQUITY INCENTIVE PLAN TO (I) INCREASE THE AMOUNT OF AUTHORIZED NUMBER OF SHARES COMMON STOCK OF THE COMPANY ISSUABLE UNDER THE 2021 EQUITY INCENTIVE PLAN BY 12,150,000 SHARES AND (II) INCREASE THE INDIVIDUAL NON-EMPLOYEE DIRECTOR COMPENSATION LIMIT TO $300,000 IN ANY CALENDAR YEAR

The Company's stockholders are being asked to approve certain amendments to the Company’s 2021 Equity Incentive Plan to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the non-employee individual director compensation limit to $300,000 in any calendar year. A copy of the 2021 Equity Incentive Plan, reflecting the proposed amendments described herein, is attached to this Proxy Statement as Exhibit A.

The 2021 Equity Incentive Plan contains a number of features that we believe are consistent with the interests of our stockholders and promote sound corporate governance practices, and also will enable us to provide a competitive mix of compensation (including equity awards) to our employees, consultants and advisors and non-employee directors. Our Board believes that our ability to attract, retain and motivate top quality employees and non-employee directors, as well as high quality consultants and advisors, is important to our success and will be enhanced substantially through our ability to continue making equity incentive grants from the 2021 Equity Incentive Plan to our employees, which will be made possible with the amendments that we are proposing.

In assessing whether to increase the amount of common shares reserved and issuable under the 2021 Equity Incentive Plan by 12,150,000, we considered a number of factors, including the critical retention role that long-term equity incentives play in our executive and other key employee compensation programs, aligning the interests of key employees with our company and stockholders, our anticipated dilution from the issuance of awards, and the reservation of enough shares in the 2021 Equity Incentive Plan anticipated to last for several years. Our Compensation Committee and Board determined it to be in the best interests of the Company and our stockholders to increase the total amount of common shares reserved and issuable under the 2021 Equity Incentive Plan by 12,150,000 so that we may be able to continue granting equity awards to our employees.

In assessing whether to increase the individual non-employee director compensation limit to $300,000 in any calendar year, we considered a number of factors, including historical director compensation paid to our non-employee directors, comparison benchmarking of our director compensation with peers in the market, and the concern that unattractive or non-competitive pay rates will impact our ability to attract and retain individuals who may bring significant value to our Board. The Board also believes that increasing the possibility of including equity incentives to non-employee director compensation will better align directors’ interests with those of stockholders.

Description of the 2021 Equity Incentive Plan

Certain material features of the 2021 Equity Incentive Plan are summarized as follows, which summary is qualified in its entirety by reference to the full text of the 2021 Equity Incentive Plan attached to this Proxy Statement as Exhibit A.

General Overview and Proposed Amendments

Eligible Participants. Employees, consultants and advisors of the Company (or any subsidiary), and non-employee directors of the Company will be eligible to receive awards under the 2021 Equity Incentive Plan. In the case of consultants and advisors, however, their services cannot be in connection with the offer and sale of securities in a capital-raising transaction nor directly or indirectly promote or maintain a market for the Company’s securities. As of March 31, 2025, there are approximately 31 employees (including executive officers), approximately seven consultants and advisors, and seven non-employee directors who are eligible participants of the 2021 Equity Incentive Plan.

Administration. The 2021 Equity Incentive Plan will be administered by the Board, or if the board so delegates the to a committee of the Board (the “Committee”), which has full power and authority to determine when and to whom awards will be granted, and the type, amount, form of payment, any deferral payment, and other terms and conditions of each award. Subject to provisions of the 2021 Equity Incentive Plan, the Committee may amend or waive the terms and conditions, or accelerate the exercisability, of an outstanding award. The Committee also has the authority to interpret and establish rules and regulations for the administration of the 2021 Equity Incentive Plan. In addition, the Board of Directors may also exercise the powers of the Committee.

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Shares Available for Awards. The current aggregate number of shares of the Company’s Common Stock available and reserved to be issued under the 2021 Equity Incentive Plan is 24,000,000 shares. Of these 24,000,000 shares, as of March 31, 2025, 18,094,133 shares were granted and issued to plan participants, leaving 5,905,867 total shares still reserved and available for issuance under the 2021 Equity Incentive Plan.

Proposed Amendment:

We are proposing to increase by number of Common Stock available and reserved to be issued under the 2021 Equity Incentive Plan by 12,150,000, for a total of 36,150,000 shares of Common Stock that will be authorized and reserved and available for issuance under the 2021 Equity Incentive Plan.

Non-Employee Director Compensation Limit. The current individual non-employee director compensation limit contained in the 2021 Equity Incentive Plan is $50,000 for any calendar year.

Proposed Amendment:

We are proposing to increase the limit by $250,000, to a total of $300,000 for non-employee directors in any calendar year.

Types of Awards

Awards can be granted for no cash consideration or for any cash and other consideration as determined by the Committee. Awards may provide that upon the grant or exercise thereof, the holder will receive cash, shares of the Company’s Common Stock, other securities or property, or any combination of these in a single payment, installments or on a deferred basis. The exercise price per share of any stock option may not be less than the fair market value of the Company’s Common Stock on the date of grant. The term of any award cannot be longer than ten years from the date of grant. Awards will be adjusted in the event of a stock dividend or other distribution, recapitalization, forward or reverse stock split, reorganization, merger or other business combination, or similar corporate transaction, in order to prevent dilution or enlargement of the benefits or potential benefits provided under the 2021 Equity Incentive Plan.

Our 2021 Equity Incentive Plan permits grants of the following types of awards:

Stock Options. Stock options entitle the holder to purchase a specified number of shares of our Common Stock at a specified price, which is called the exercise price, subject to the terms and conditions of the stock option grant. The 2021 Equity Incentive Plan permits the grant of both non-statutory and incentive stock options. Incentive stock options may be granted solely to eligible employees of the Company or its subsidiary. Each stock option granted under the 2021 Equity Incentive Plan must be evidenced by an award agreement that specifies the exercise price, the term, the number of shares underlying the stock option, the vesting, and any other conditions. The exercise price of each stock option granted under the 2021 Equity Incentive Plan must be at least 100% of the fair market value of a share of our Common Stock as of the date the award is granted to a participant. Fair market value under the plan means, unless otherwise determined by the Committee, the closing price of our Common Stock, as reported on the OTCQB or any stock exchange or market upon which our Common Stock will be then listed or quoted, on the immediately prior trading day. The Board fixes the terms and conditions of each stock option, subject to certain restrictions, such as a ten-year maximum term.

Restricted Stock Awards. Restricted stock awards may be granted under the 2021 Equity Incentive Plan. A restricted stock award is an award of Common Stock that is subject to restrictions on transfer and risk of forfeiture upon certain events, typically including termination of service. The Board or Committee will determine, and set forth in an award agreement, the period of restriction, the number of shares of restricted stock awards granted, and other such conditions or restrictions.

Performance Awards. Performance awards, in the form of cash, shares of Common Stock, other awards, or a combination of both, may be granted under the 2021 Equity Incentive Plan in such amounts and upon such terms as the Board or Committee may determine. The Board or Committee will determine, and set forth in an award agreement, the amount of cash and/or number of shares or other awards, the performance goals, the performance periods, and other terms and conditions. The extent to which the participant achieves his or her performance goals during the applicable performance period will determine the amount of cash and/or number of shares or other awards earned by the participant.

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Non-Employee Director Awards. The Board or Committee at any time and from time to time may approve resolutions providing for the automatic or other grant of awards under the 2021 Equity Incentive Plan to non-employee directors. Such awards may be granted singly, in combination, or in tandem, and may be granted pursuant to such terms, conditions, and limitations as the Board or Committee may establish in its sole discretion consistent with the provisions of the 2021 Equity Incentive Plan. The Board or Committee may permit non-employee directors to elect to receive all or any portion of their annual retainers, meeting fees, or other fees in restricted stock, or other stock-based awards in lieu of cash.

Other Stock-Based Awards. Consistent with the terms of the plan, other stock-based awards may be granted to participants in such amounts and upon such terms as the Board or Committee may determine.

Accounting for Awards

Our shares of Common Stock covered and reserved for each award under the 2021 Equity Incentive Plan will be counted against the aggregate number of shares available for award. Awards that do not entitle the holder to receive or purchase shares and awards that are settled in cash will not be counted against the aggregate number of shares available for awards under the 2021 Equity Incentive Plan.

Common shares covered by an award made under the 2021 Equity Incentive Plan (or to which an award relates) that are not purchased or forfeited, or are subject to an award that otherwise terminates or is cancelled without delivery of any shares, will be restored to the 2021 Equity Incentive Plan and available for award again. Shares that are withheld in full or partial payment of the purchase or exercise price or tax obligation of any award will not be available again for further grants under the 2021 Equity Incentive Plan.

Termination of Employment or Other Service

The 2021 Equity Incentive Plan provides for certain default rules in the event of a termination of a participant’s employment or other service. These default rules may be modified in an award agreement or an individual agreement between the Company and a participant. If a participant’s employment or other service with the Company is terminated for cause, then all outstanding awards held by such participant will be terminated and forfeited. In the event a participant’s employment or other service with the Company is terminated by reason of death, disability, or retirement, then:

•	All outstanding stock options (excluding non-employee director options in the case of retirement) held by the participant will, to the extent exercisable, remain exercisable for a period of one year after such termination, but not later than the date the stock options;

•	All outstanding stock options that are not exercisable and all outstanding restricted stock will be terminated and forfeited; and

•	All outstanding unvested performance awards, and other stock-based awards held by the participant will terminate and be forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period, the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

•	In the event a participant’s employment or other service with the Company is terminated by reason other than for cause, death, disability, or retirement, then:

•	All outstanding stock options (including non-employee director options) held by the participant that then are exercisable will remain exercisable for three months after the date of such termination, but will not be exercisable later than the date the stock options;

•	All outstanding restricted stock will be terminated and forfeited; and

•	All outstanding unvested performance awards, and other stock-based awards will be terminated and forfeited. However, with respect to any awards that vest based on the achievement of performance goals, if a participant’s employment or other service with the Company or any subsidiary is terminated prior to the end of the performance period of such award, but after the conclusion of a portion of the performance period, the Board may, in its sole discretion, cause shares to be delivered or payment made with respect to the participant’s award, but only if otherwise earned for the entire performance period and only with respect to the portion of the applicable performance period completed at the date of such event, with proration based on the number of months or years that the participant was employed or performed services during the performance period.

Modification of Rights upon Termination

Upon a participant’s termination of employment or other service with the Company or any subsidiary, the Board may, in its sole discretion (which may be exercised at any time on or after the grant date, including following such termination) cause stock options (or any part thereof) held by such participant as of the effective date of such termination to terminate, become, or continue to become exercisable or remain exercisable following such termination of employment or service, performance awards, non-employee director awards and other stock-based awards held by such participant as of the effective date of such termination to terminate, vest, or become free of restrictions and conditions to payment, as the case may be, following such termination of employment or service, in each case in the manner determined by the Board; provided, however, that no stock option may remain exercisable beyond its expiration date. Any such action by the Board adversely affecting any outstanding award will not be effective without the consent of the affected participant, except to the extent the Board is authorized by the 2021 Equity Incentive Plan to take such action.

Forfeiture and Recoupment

If a participant is determined by the Board to have taken any action while providing services to the Company or within one year after termination of such services that would constitute “cause”, as such term is defined in the 2021 Equity Incentive Plan, all rights of the participant under the 2021 Equity Incentive Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited. The Board has the authority to rescind the exercise, vesting, issuance, or payment in respect of any awards of the participant that were exercised, vested, issued, or paid and require the participant to pay to the Company, within ten (10) days of receipt of notice, any amount received or the amount gained as a result of any such rescinded exercise, vesting, issuance, or payment. The Company may defer the exercise of any stock option for up to six months after receipt of notice of exercise in order for the Board to determine whether “cause” exists. The Company is entitled to withhold and deduct future wages or make other arrangements to collect any amount due.

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In addition, if the Company is required to prepare an accounting restatement due to material noncompliance, as a result of misconduct, with any financial reporting requirement under the securities laws, then any participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 will reimburse the Company for the amount of any award received by such individual under the 2021 Equity Incentive Plan during the 12 month period following the first public issuance or filing with the SEC as the case may be, of the financial document embodying such financial reporting requirement. The Company also may seek to recover any award made as required by the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act or any recover any, forfeiture, or recoupment provision required by applicable law or under the requirements of any stock exchange or market upon which our Common Stock is then listed or traded or any policy adopted by the Company.

Effect of Change in Control

Generally, a change in control will mean:

•	The acquisition, other than from the Company, by any individual, entity, or group of beneficial ownership of 50% or more of the then outstanding shares of Common Stock;

•	The consummation of a reorganization, merger, or consolidation of the Company with respect to which all or substantially all of the individuals or entities who were the beneficial owners of Common Stock and voting securities immediately prior to the transaction do not, following the transaction, beneficially own more than 50% of the outstanding shares of Common Stock of the corporation resulting from the transaction; or

•	A complete liquidation or dissolution of the Company or the sale or other disposition of all or substantially all of the assets of the Company.

Subject to the terms of the applicable award agreement or an individual agreement between the Company and a participant, upon a change in control, the following shall occur (in the sole discretion of the Committee): (a) all outstanding options shall become exercisable in full, the restriction period and performance period applicable to some or all outstanding restricted stock awards shall lapse, and the performance measures applicable to some or all outstanding awards shall be deemed to be satisfied; and/or (b) the Committee may require that any outstanding awards, in whole or in part, be surrendered to us by the holder, to be immediately cancelled by us, in exchange for a cash payment.

Term, Termination, and Amendment

Unless sooner terminated by the Board, the 2021 Equity Incentive Plan will terminate at midnight on December 31, 2031. No award will be granted after termination of the 2021 Equity Incentive Plan, but awards outstanding upon termination of the 2021 Equity Incentive Plan will remain outstanding in accordance with their applicable terms and conditions and the terms and conditions of the 2021 Equity Incentive Plan.

Subject to certain exceptions, the Board has the authority to suspend or terminate the 2021 Equity Incentive Plan or terminate any outstanding award agreement and the Board has the authority to amend the 2021 Equity Incentive Plan or amend or modify the terms of any outstanding award at any time and from time to time. No amendments to the 2021 Equity Incentive Plan will be effective without approval of the Company’s stockholders if: (a) stockholder approval of the amendment is then required pursuant to Section 422 of the Internal Revenue Code of 1986, as amended(the “Code”), the rules of the primary stock exchange on which the Common Stock is then traded, applicable U.S. state and federal laws or regulations, and the applicable laws of any foreign country or jurisdiction where awards are, or will be, granted under the 2021 Equity Incentive Plan; or (b) such amendment would: (i) modify the re-pricing provisions of the 2021 Equity Incentive Plan; (ii) materially increase benefits accruing to participants; (iii) increase the aggregate number of shares of Common Stock issued or issuable under the 2021 Equity Incentive Plan; (iv) increase any limitation set forth in the 2021 Equity Incentive Plan on the number of shares of Common Stock which may be issued or the aggregate value of awards which may be made, in respect of any type of award to any single participant during any specified period; (v) modify the eligibility requirements for participants in the 2021 Equity Incentive Plan; or (vi) reduce the minimum exercise price or grant price as set forth in the 2021 Equity Incentive Plan. No termination, suspension, or amendment of the 2021 Equity Incentive Plan shall adversely affect any outstanding award previously granted under the 2021 Equity Incentive Plan without the written consent of the participant holding such award.

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Transferability of Awards

Except in certain limited situations permitted under the 2021 Equity Incentive Plan, awards other than stock awards under the 2021 Equity Incentive Plan may only be transferred by will or probate laws of descent and distribution, and under no circumstances may outstanding awards be transferred for value.

Federal Tax Consequences of the 2021 Equity Incentive Plan

The following is a general summary, as of the date of this Proxy Statement, of the federal income tax consequences to participants and the Company of transactions under the 2021 Equity Incentive Plan. This summary is intended for the information of stockholders and not as tax guidance to participants in the 2021 Equity Incentive Plan, as the consequences may vary with the types of grants made, the identity of the participant, and the method of payment or settlement. The summary does not address the effects of other federal taxes or taxes imposed under state, local, or foreign tax laws. Participants are encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2021 Equity Incentive Plan.

Incentive Stock Options. With respect to incentive stock options, generally, the participant is not taxed, and we are not entitled to a deduction, on either the grant or the exercise of an incentive stock option so long as the requirements of Section 422 of the Code continue to be met. If the participant meets the employment requirements and does not dispose of the shares of our Common Stock acquired upon exercise of an incentive stock option until at least one year after date of the exercise of the stock option and at least two years after the date the stock option was granted, gain or loss realized on sale of the shares will be treated as long-term capital gain or loss. If the shares of our Common Stock are disposed of before those periods expire, which is called a disqualifying disposition, the participant will be required to recognize ordinary income in an amount equal to the lesser of (i) the excess, if any, of the fair market value of our Common Stock on the date of exercise over the exercise price, or (ii) if the disposition is a taxable sale or exchange, the amount of gain realized. Upon a disqualifying disposition, we will generally be entitled, in the same tax year, to a deduction equal to the amount of ordinary income recognized by the participant, assuming that a deduction is allowed under Section 162(m) of the Code.

Non-Statutory Stock Options. The grant of a stock option that does not qualify for treatment as an incentive stock option, which is generally referred to as a non-statutory stock option, is generally not a taxable event for the participant. Upon exercise of the stock option, the participant will generally be required to recognize ordinary income in an amount equal to the excess of the fair market value of our Common Stock acquired upon exercise (determined as of the date of exercise) over the exercise price of the stock option, and we will be entitled to a deduction in an equal amount in the same tax year, assuming that a deduction is allowed under Section 162(m) of the Code. At the time of a subsequent sale or disposition of shares obtained upon exercise of a non-statutory stock option, any gain or loss will be a capital gain or loss, which will be either a long-term or short-term capital gain or loss, depending on how long the shares have been held.

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Restricted Stock and Other Stock-Based Awards. The federal income tax consequences with respect to restricted stock and stock-based awards depend on the facts and circumstances of each award, including, in particular, the nature of any restrictions imposed with respect to the awards. In general, if an award of stock granted to the participant is subject to a “substantial risk of forfeiture” (e.g., the award is conditioned upon the future performance of substantial services by the participant) and is nontransferable, a taxable event occurs when the risk of forfeiture ceases or the awards become transferable, whichever first occurs. At such time, the participant will recognize ordinary income to the extent of the excess of the fair market value of the stock on such date over the participant’s cost for such stock (if any), and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. Under certain circumstances, the participant, by making an election under Section 83(b) of the Code, can accelerate federal income tax recognition with respect to an award of stock that is subject to a substantial risk of forfeiture and transferability restrictions, in which event the ordinary income amount and our deduction will be measured and timed as of the grant date of the award. If the stock award granted to the participant is not subject to a substantial risk of forfeiture or transferability restrictions, the participant will recognize ordinary income with respect to the award to the extent of the excess of the fair market value of the stock at the time of grant over the participant’s cost, if any, and the same amount is deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code. If a stock-based award is granted but no stock is actually issued to the participant at the time the awards granted, the participant will recognize ordinary income at the time the participant receives the stock free of any substantial risk of forfeiture (or receives cash in lieu of such stock) and the amount of such income will be equal to the fair market value of the stock at such time over the participant’s cost, if any, and the same amount is then deductible by us, assuming that a deduction is allowed under Section 162(m) of the Code.

Withholding Obligations. We are entitled to withhold and deduct from future wages of the participant, to make other arrangements for the collection of, or to require the participant to pay to us an amount necessary for us to satisfy the participant’s federal, state, or local tax withholding obligations with respect to awards granted under the 2021 Equity Incentive Plan. Withholding for taxes may be calculated based on the maximum applicable tax rate for the participant’s jurisdiction or such other rate that will not trigger a negative accounting impact on the Company. The Committee may permit a participant to satisfy a tax withholding obligation by withholding shares of Common Stock underlying an award, tendering previously acquired shares, delivery of a broker exercise notice, or a combination of these methods.

Code Section 409A. A participant may be subject to a 20% penalty tax, in addition to ordinary income tax, at the time a grant becomes vested, plus an interest penalty tax, if the grant constitutes deferred compensation under Section 409A of the Code and the requirements of Section 409A of the Code are not satisfied.

Code Section 162(m). Pursuant to Section 162(m) of the Code, the annual compensation paid to an individual who is a “covered employee” is not deductible by us to the extent it exceeds $1 million.

Excise Tax on Parachute Payments. Unless otherwise provided in a separate agreement between a participant and the Company, if, with respect to a participant, the acceleration of the vesting of an award or the payment of cash in exchange for all or part of an award, together with any other payments that such participant has the right to receive from the Company, would constitute a “parachute payment,” then the payments to such participant will be reduced to the largest amount as will result in no portion of such payments being subject to the excise tax imposed by Section 4999 of the Code. Such reduction, however, will only be made if the aggregate amount of the payments after such reduction exceeds the difference between the amount of such payments absent such reduction minus the aggregate amount of the excise tax imposed under Section 4999 of the Code attributable to any such excess parachute payments. If such provisions are applicable and if an employee will be subject to a 20% excise tax on any “excess parachute payment” pursuant to Section 4999 of the Code, we will be denied a deduction with respect to such excess parachute payment pursuant to Section 280G of the Code.

NEW PLAN BENEFITS

No awards have been granted pending stockholder approval of the proposed amendments to the 2021 Equity Incentive Plan. Any awards that may be granted under the amended 2021 Equity Incentive Plan (assuming we receive stockholder approval to effect such amendments) will be subject to and granted at the discretion of the Compensation Committee, in consultation with management, the Board, and any outside advisors and consultants, as appropriate. As such, it is not possible to determine the benefits that will be received by our employees (including our executive officers), advisors and consultants and non-employee directors under the amended 2021 Equity Incentive Plan, if the proposed amendments are approved by our stockholders.

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HISTORICAL PLAN BENEFITS

As of March 31, 2025, since the inception of the 2021 Equity Incentive Plan, the aggregate number of shares subject to awards granted to each named executive officer and the various indicated groups under the 2021 Equity Incentive Plan are:

Name and Position	Number of Shares (#)[1]
Christian Gannon Chief Executive Officer	7,500,000
Peter Mandel General Counsel	991,100
Brad I. Meyers Chief Operating Officer	862,000
Jeffrey Quick Former Interim Chief Executive Officer	160,000
All current executive officers as a group:	10,587,668
All current non-employee directors as a group:	220,000
All non-executive officer employees as a group:	7,286,465

No awards have been granted under the 2021 Equity Incentive Plan to any associate of any of our directors (including any Director Nominees) or executive officers and no person received 5% or more of the total Awards granted under the 2021 Equity Incentive Plan since its inception.

All the non-employee directors who are nominees for election as a director are included within this group. The total number of shares that such nominees were granted on an individual basis are as follows: Mr. Davis: 40,000; Ms. Estes: 60,000; Mr. Penn: 60,000; and Mr. Vanderhider: 60,000. Neither Mr. Jones nor Mr. Pawloski have received grants.

The Board recommends a vote FOR the amendments to the 2021 Equity Incentive Plan to (i) increase the amount of Common Stock authorized for issuance by 12,150,000 shares and (ii) increase in the individual non-employee director compensation limit to $300,000 in any calendar year.

47

PROPOSAL 4: APPROVAL AND ADOPTION OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES FROM 200,000,000 SHARES TO 1,000,000,000 SHARES

Increase in the Number of Authorized Shares

The Board is requesting stockholders to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 200,000,000 shares of Common Stock to 1,000,000,000 shares of Common Stock. A full description of the Company’s Common Stock can be found under “Description of Registrant’s Securities,” which is filed as Exhibit 4.1 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The Board believes that the proposed increase in authorized common shares will provide the Company with greater flexibility in considering and planning for future corporate needs, including, but not limited to, stock dividends, grants of stock, grants of equity compensation, grants under equity compensation plans, grants of options and warrants, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions, and to satisfy the issuance of shares of our Common Stock on the exercise of prior grants of our notes, options and warrants. The Board believes that additional authorized shares of Common Stock will enable the Company to take timely advantage of market conditions and favorable financing and acquisition opportunities that become available to the Company without the delay and expense associated with convening a special meeting of the Company’s stockholders.

The Company has no plan, commitment, arrangement, understanding or agreement regarding the issuance of additional shares of Common Stock that will result from the Company’s adoption of the proposed amendment, and will issue additional shares only on such terms and only when the Company believes it would be in the Company’s best interest to do so, and only in accordance with the Company’s Board’s fiduciary responsibilities to the Company and its shareholders. Except as otherwise required by law, the newly authorized shares of Common Stock will be available for issuance at the discretion of the Board (without further action by the stockholders) for various future corporate needs, including those outlined above. While adoption of the proposed amendment would not have any immediate dilutive effect on the proportionate voting power or other rights of the Company’s existing stockholders, any future issuance of additional authorized shares of the Company’s Common Stock may, among other things, dilute the earnings per share of the Common Stock and the equity and voting rights of those holding Common Stock at the time the additional shares are issued.

Any newly authorized shares of the Company’s Common Stock will be identical to the shares of Common Stock now authorized and outstanding. The proposed amendment will not affect the rights of current holders of the Company’s Common Stock, none of whom has preemptive or similar rights to acquire the newly authorized shares.

While an increase in the number of authorized shares of the Company’s Common Stock may make it more difficult to, or discourage an attempt to, obtain control of the Company by means of a takeover bid, the Board does not intend or view the proposed increase in the number of authorized shares of the Company’s Common Stock as an anti-takeover measure and is not aware of any attempt or plan by any person to obtain control of the Company by means of the proposed increase in authorized shares of the Company’s Common Stock.

The Board has approved, adopted, authorized and declared advisable the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 200,000,000 shares of Common Stock to 1,000,000,000 shares of Common Stock. A form of the proposed Certificate of Amendment that would be adopted should this proposal be approved by stockholders at the Annual Meeting is set forth as Exhibit B to this proxy statement. If stockholders approve this proposal, the changes described in this proposal and as set forth in the proposed Certificate of Amendment will become legally effective upon the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, which is expected to occur shortly following the Annual Meeting.

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The Board recommends a vote FOR the approval and adoption of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of the Company’s Common Stock from 200,000,000 shares of Common Stock to 1,000,000,000 shares of Common Stock.

OTHER BUSINESS

The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

SAY-ON-PAY AND SAY-WHEN-ON-PAY

We hold our advisory vote on named executive officer compensation (“say-on-pay”) every three years, and we hold our advisory vote on the frequency of future say-on-pay votes (“say-when-on-pay”) every six years. We will hold our next advisory say-on-pay vote at the 2027 annual meeting of stockholders, and we will hold our next advisory say-when-on-pay vote at the 2029 annual meeting of stockholders.

SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Stockholders who wish to submit proposals to be considered or to nominate persons for election to the Board of Directors at the 2026 Annual Meeting must be a stockholder of record, both when they give us notice and at the 2026 Annual Meeting, and must be entitled to vote at the 2026 Annual Meeting.

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the 2026 Annual Meeting by submitting their proposals in writing to the Secretary c/o 374Water Inc. 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560. For a stockholder proposal to be considered timely for inclusion in our proxy statement for our 2026 Annual Meeting, the proposal must be received by the Secretary no later than Monday, December 29, 2025. If our 2026 Annual Meeting date is more than 30 days before or after the date of the Annual Meeting, we will disclose the new deadline to receive stockholder proposals for inclusion in our proxy statement through a separate SEC filing. In addition to being timely received, all stockholder proposals submitted for inclusion in our proxy statement for the 2026 Annual Meeting must comply with all applicable requirements of Rule 14a-8 under the Exchange Act and with the SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

Our Certificate of Incorporation and our Bylaws also allow stockholders to present proper proposals at the 2026 Annual Meeting, without such proposals being included in our proxy statement. According to our Certificate of Incorporation, in order for a stockholder’s proposal to be timely brought at the 2026 Annual Meeting, a stockholder’s notice regarding shareholder proposals (including director nominations) must be delivered to our Secretary at c/o 374Water Inc. 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560 not less than 60 days before the 2026 Annual Meeting. The date for our 2026 Annual Meeting is not currently set. As soon as the date has been determined, we will notify all stockholders through an SEC filing of the date of our 2026 Annual Meeting and the deadline for submitting any stockholder proposals to be presented at the 2026 Annual Meeting (without being included in our proxy statement). According to our Certificate of Incorporation, in order for a stockholder’s proposal to be properly brought at the 2026 Annual Meeting, a stockholder’s notice regarding shareholder proposals (including director nominations), the notice that is delivered to the Secretary must include: (a) a brief description of the proposal desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting; (b) the name and address, as they appear on the corporation’s books, of the stockholder proposing such business and any other stockholder known by such stockholder to be supporting such proposal; (c) the class and number of shares of the Company’s stock which are beneficially owned by the stockholder on the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such proposal on the date of such stockholder notice; and (d) any financial interest of the stockholder making the proposal or any other stockholder known by such stockholder to be supporting the proposal.

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In addition to the requirements and deadlines set forth above, stockholders wishing to submit a director nomination proposal to be presented at our 2026 Annual Meeting (without inclusion in our proxy statement) must also comply with certain additional requirements, including those set forth below and in our Certificate of Incorporation and our Bylaws. Pursuant to our Bylaws, for any person nominated for election as a director by a stockholder, the nominating stockholder must deliver the written consent, completed and signed written questionnaire and written representation (along with any other required or requested information pursuant to the Certificate of Incorporation, the Bylaws and applicable U.S. federal securities laws and applicable state laws) at least 90 days prior to the anniversary of the date of the 2025 Annual Meeting. For our 2026 Annual Meeting, all such the materials must be delivered no later than Friday, March 13, 2026. In order for any such nomination to be included in the Company’s proxy card (the “universal proxy” as contemplated pursuant to Rule 14a-19 under the Exchange Act), the nominating stockholder must also satisfy all of the requirements set forth under Rule 14a-19 under the Exchange Act (including, but not limited to, with respect to the proxy solicitation requirements).

The presiding officer of the 2026 Annual Meeting shall determine and declare at or before the 2026 Annual Meeting whether any stockholder proposals were properly and timely delivered, in accordance with the Certificate of Incorporation, the Bylaws and applicable U.S. federal securities laws and applicable state laws. If the presiding officer determines that a stockholder proposal was not properly and/or timely made (a determination that may be made as a result of any finding of deficiency or noncompliance with any term or provision set forth herein or in the applicable aforementioned documents or applicable law), he or she shall so declare at the meeting and any such proposal shall not be acted upon at the meeting.

For the avoidance of doubt, the public announcement of an adjournment or postponement of the Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this Proxy Statement.

A copy of our 2024 Annual Report on Form 10-K, as amended, is available without charge (except for exhibits, which are available upon payment of a reasonable fee) upon written request to 374Water Inc. Attention: Secretary, 100 Southcenter Court, Suite 200, Morrisville, North Carolina 27560.

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374WATER INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS – June 11, 2025 at 10:00 AM EASTERN
CONTROL ID:
REQUEST ID:

The undersigned, a stockholder of 374Water Inc. (the “Company”), hereby revoking any proxy heretofore given, does hereby appoint Christian Gannon as proxy, with power of substitution, for and in the name of the undersigned to attend the 2025 annual meeting of stockholders of the Company to virtually on June 11, 2025 beginning at 10:00 AM, eastern time, or at any adjournment or postponement thereof, and there to vote, as designated below.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS
If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to 202-521-3464.
	INTERNET:	https://www.iproxydirect.com/SCWO
	PHONE:	1-866-752-VOTE(8683)

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ANNUAL MEETING OF THE STOCKHOLDERS OF 374WATER INC.			PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Control ID:
REQUEST ID:

Proposal 1		→	FOR	WITHHOLD
Election of Directors:
	Christian Gannon		☐	☐
	Marc Deshusses		☐	☐
	Deanna Rene Estes		☐	☐
	Stephen Jones		☐	☐
	James Pawloski		☐	☐
	Buddie Joe (BJ) Penn		☐	☐
	James M. Vanderhider		☐	☐
Proposal 2		→	FOR	AGAINST	ABSTAIN
	Ratification of the appointment of Cherry Bekaert LLP, as our independent registered public accounting firm for the 2025 fiscal year.		☐	☐	☐
Proposal 3		→	FOR	AGAINST	ABSTAIN

Approval of certain amendments to the Company’s 2021 Equity Incentive Plan (the “2021 Equity Incentive Plan”) to (i) increase the amount of authorized Common Stock issuable under the 2021 Equity Incentive Plan by 12,150,000 shares and (ii) increase the non-employee individual director compensation limit to $300,000 in any calendar year.

			☐	☐	☐
Proposal 4		→	FOR	AGAINST	ABSTAIN

Approval and adoption of the amendment to the Company’s certificate of incorporation, as amended (“Certificate of Incorporation”) to increase the number of authorized shares of the Company’s Common Stock from 200,000,000 shares to 1,000,000,000 shares.

			☐	☐	☐
MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING: ☐
THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” EACH OF THE DIRECTORS IN PROPOSAL 1, AND “FOR” EACH OF PROPOSALS 2 3 AND 4.

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____________________________

____________________________

____________________________

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2025

(Print Name of Stockholder and/or Joint Tenant)

(Signature of Stockholder)

(Second Signature if held jointly)

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2021 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED

374WATER INC.

2021 EQUITY INCENTIVE PLAN

As Adopted June 4, 2010

And as Thereafter Amended as of [•]

1. Purpose; Eligibility.

1.1 General Purpose. The name of this plan is the 374Water Inc. 2021 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable 374Water Inc., a Delaware corporation (the “Company”), and any Affiliate to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2 Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company and its Affiliates.

1.3 Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Restricted Awards, (d) Cash Awards, and (e) Other Equity-Based Awards.

2. Definitions.

“Affiliate” means a corporation or other entity that, directly or through one or more intermediaries, controls, is controlled by or is under common control with, the Company.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Restricted Award, a Cash Award, or an Other Equity-Based Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Beneficial Owner” has the meaning assigned to such term in Rule 13d-3 and Rule 13d- 5 under the Exchange Act, except that in calculating the beneficial ownership of any particular Person, such Person shall be deemed to have beneficial ownership of all securities that such Person has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. The terms “Beneficially Owns” and “Beneficially Owned” have a corresponding meaning.

“Board” means the Board of Directors of the Company, as constituted at any time.

“Cash Award” means an Award denominated in cash that is granted under Section 8 of the Plan.

A-1

“Cause” means:

With respect to any Employee or Consultant, unless the applicable Award Agreement states otherwise:

(a) If the Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Cause, the definition contained therein; or

(b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or an Affiliate; (ii) conduct that brings or is reasonably likely to bring the Company or an Affiliate negative publicity or into public disgrace, embarrassment, or disrepute; (iii) gross negligence or willful misconduct with respect to the Company or an Affiliate; (iv) material violation of state or federal securities laws; or (v) material violation of the Company’s written policies or codes of conduct, including written policies related to discrimination, harassment, performance of illegal or unethical activities, and ethical misconduct.

With respect to any Director, unless the applicable Award Agreement states otherwise, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:

(a) malfeasance in office;

(b) gross misconduct or neglect;

(c) false or fraudulent misrepresentation inducing the director’s appointment;

(d) willful conversion of corporate funds; or

(e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

“Change in Control”

(a) The direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company;

(b) The Incumbent Directors cease for any reason to constitute at least a majority of the Board;

(c) The date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company;

(d) The acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Affiliate, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (e) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or

A-2

(e) The consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no Person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of one or more members of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common stock, $0.0001 par value per share, of the Company, or such other securities of the Company as may be designated by the Committee from time to time in substitution thereof.

“Company” means 374Water Inc., a Delaware corporation, and any successor thereto.

“Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an Employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

“Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee of the Company to a Director of an Affiliate will not constitute an interruption of Continuous Service. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

“Director” means a member of the Board.

“Disability” means, unless the applicable Award Agreement says otherwise, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however,for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined under procedures established by the Committee. Except in situations where the Committee is determining Disability for purposes of the term of an Incentive Stock Option pursuant to Section 6.10 hereof within the meaning of Section 22(e)(3) of the Code, the Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company or any Affiliate in which a Participant participates.

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“Disqualifying Disposition” has the meaning set forth in Section 15.12.

“Effective Date” shall mean the date that the Company’s shareholders approve this Plan if such shareholder approval occurs before the first anniversary of the date the Plan is adopted by the Board.

“Employee” means any person, including an Officer or Director, employed by the Company or an Affiliate; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent or subsidiary corporation within the meaning of Section 424 of the Code. Mere service as a Director or payment of a director’s fee by the Company or an Affiliate shall not be sufficient to constitute “employment” by the Company or an Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any established stock exchange or a national market system, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Committee and such determination shall be conclusive and binding on all persons.

“Fiscal Year” means the Company’s fiscal year.

“Good Reason” means, unless the applicable Award Agreement states otherwise:

(a) If an Employee or Consultant is a party to an employment or service agreement with the Company or its Affiliates and such agreement provides for a definition of Good Reason, the definition contained therein; or

(b) If no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material, adverse change in the Participant’s duties, responsibilities, authority, title, status or reporting structure; (ii) a material reduction in the Participant’s base salary or bonus opportunity; or (iii) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option that is designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code and that meets the requirements set out in the Plan.

“Incumbent Directors” means individuals who, on the Effective Date, constitute the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election or nomination for election to the Board was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for Director without objection to such nomination) shall be an Incumbent Director. No individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to Directors or as a result of any other actual or threatened solicitation of proxies by or on behalf of any person other than the Board shall be an Incumbent Director.

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“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Other Equity-Based Award” means an Award that is not an Option or Restricted Stock that is granted under Section 8 and is payable by delivery of Common Stock and/or which is measured by reference to the value of Common Stock.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon business criteria or other performance measures determined by the Committee in its discretion.

“Performance Period” means the one or more periods of time not less than one fiscal quarter in duration, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Cash Award.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; (b) third parties designated by the Committee in connection with a program established and approved by the Committee pursuant to which Participants may receive a cash payment or other consideration in consideration for the transfer of a Non-qualified Stock Option; and (c) such other transferees as may be permitted by the Committee in its sole discretion.

“Person” means a person as defined in Section 13(d)(3) of the Exchange Act.

“Plan” means this 374Water Inc. 2021 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Restricted Award” means any Award granted pursuant to Section 7.

“Restricted Period” has the meaning set forth in Section 7.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

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“Securities Act” means the Securities Act of 1933, as amended.

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Substitute Award” has the meaning set forth in Section 4.6.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Affiliates.

“Total Share Reserve” has the meaning set forth in Section 4.1.

3. Administration.

3.1 Authority of Committee. The Plan shall be administered by the Committee or, in the Board’s sole discretion, by the Board. Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and in addition to other express powers and authorization conferred by the Plan, the Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to delegate its authority to one or more Officers of the Company with respect to Awards that do not involve “insiders” within the meaning of Section 16 of the Exchange Act;

(e) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(f) from time to time to select, subject to the limitations set forth in this Plan, those eligible Award recipients to whom Awards shall be granted;

(g) to determine the number of shares of Common Stock to be made subject to each Award;

(h) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(i) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment and vesting provisions, and to specify the provisions of the Award Agreement relating to such grant;

(j) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

(k) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(l) to make decisions with respect to outstanding Awards that may become necessary upon a change in corporate control or an event that triggers anti-dilution adjustments;

(m) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

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(n) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective.

3.2 Committee Decisions Final. All decisions made by the Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants, unless such decisions are determined by a court having jurisdiction to be arbitrary and capricious.

3.3 Delegation. The Committee or, if no Committee has been appointed, the Board may delegate administration of the Plan to a committee or committees of one or more members of the Board, and the term “Committee” shall apply to any person or persons to whom such authority has been delegated. The Committee shall have the power to delegate to a subcommittee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board or the Committee shall thereafter be to the committee or subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. The members of the Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4 Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two or more Non-Employee Directors. Within the scope of such authority, the Board or the Committee may delegate to a committee of one or more members of the Board who are not Non-Employee Directors the authority to grant Awards to eligible persons who are not then subject to Section 16 of the Exchange Act. Nothing herein shall create an inference that an Award is not validly granted under the Plan in the event Awards are granted under the Plan by a compensation committee of the Board that does not at all times consist solely of two or more Non-Employee Directors.

3.5 Indemnification. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Laws, the Committee shall be indemnified by the Company against the reasonable expenses, including attorney’s fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within 60 days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

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4. Shares Subject to the Plan.

4.1 Subject to adjustment in accordance with Section 12, no more than 36,150,000 shares of Common Stock shall be available for the grant of Awards under the Plan (the “Total Share Reserve”). During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2 Shares of Common Stock available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares or shares reacquired by the Company in any manner.

4.3 Subject to adjustment in accordance with Section 12, no more than 36,150,000 shares of Common Stock may be issued in the aggregate pursuant to the exercise of Incentive Stock Options (the “ISO Limit”).

4.4 The maximum number of shares of Common Stock subject to Awards granted during a single Fiscal Year to any Director, together with any cash fees paid to such Director during the Fiscal Year shall not exceed a total value of $300,000 (calculating the value of any Awards based on the grant date fair value for financial reporting purposes).

4.5 Any shares of Common Stock subject to an Award that expires or is canceled, forfeited, or terminated without issuance of the full number of shares of Common Stock to which the Award related will again be available for issuance under the Plan. Notwithstanding anything to the contrary contained herein: shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such shares are (a) shares tendered in payment of an Option, (b) shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) shares covered by other Awards that were not issued upon the settlement of the Award.

4.6 Awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (“Substitute Awards”). Substitute Awards shall not be counted against the Total Share Reserve; provided, that, Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as Incentive Stock Options shall be counted against the ISO Limit. Subject to applicable stock exchange requirements, available shares under a shareholder-approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect such acquisition or transaction) may be used for Awards under the Plan and shall not count toward the Total Share Limit.

5. Eligibility.

5.1 Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors.

5.2 Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock on the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non- qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1 Term. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, no Incentive Stock Option shall be exercisable after the expiration of 10 years from the Grant Date. The term of a Non-qualified Stock Option granted under the Plan shall be determined by the Committee; provided, however, no Non-qualified Stock Option shall be exercisable after the expiration of 10 years from the Grant Date.

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6.2 Exercise Price of an Incentive Stock Option. Subject to the provisions of Section 5.2 regarding Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

6.3 Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non- qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4 Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific shares of Common Stock that have an aggregate Fair Market Value on the date of attestation equal to the Option Exercise Price (or portion thereof) and receives a number of shares of Common Stock equal to the difference between the number of shares thereby purchased and the number of identified attestation shares of Common Stock (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker; (iii) by reduction in the number of shares of Common Stock otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option Exercise Price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any established stock exchange or a national market system) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5 Transferability of an Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.6 Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Committee, be transferable to a Permitted Transferee, upon written approval by the Committee to the extent provided in the Award Agreement. If the Non- qualified Stock Option does not provide for transferability, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder. Notwithstanding the foregoing, the Optionholder may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionholder, shall thereafter be entitled to exercise the Option.

6.7 Vesting of Options. Each Option may, but need not, vest and therefore become exercisable in periodic installments that may, but need not, be equal. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Committee may deem appropriate. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting and exercisability in the terms of any Award Agreement upon the occurrence of a specified event.

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6.8 Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement; provided that, if the termination of Continuous Service is by the Company for Cause, all outstanding Options (whether or not vested) shall immediately terminate and cease to be exercisable. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

6.9 Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10 Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11 Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the Option upon the Optionholder’s death, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12 Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Restricted Awards. A Restricted Award is an Award of actual shares of Common Stock (“Restricted Stock”), which may, but need not, provide that such Restricted Award may not be sold, assigned, transferred or otherwise disposed of, pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period (the “Restricted Period”) as the Committee shall determine. Each Restricted Award granted under the Plan shall be evidenced by an Award Agreement. Each Restricted Award so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

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7.1 Restricted Stock. Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions and other terms and conditions applicable to such Restricted Stock. If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable, and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement. If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends.

7.2 Restrictions

(a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(b) The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock are granted, such action is appropriate.

7.3 Restricted Period. With respect to Restricted Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Committee in the applicable Award Agreement. No Restricted Award may be granted or settled for a fraction of a share of Common Stock. The Committee may, but shall not be required to, provide for an acceleration of vesting in the terms of any Award Agreement upon the occurrence of a specified event.

7.4 Delivery of Restricted Stock. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2 and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (to the nearest full share) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any.

7.5 Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall bear a legend in such form as the Company deems appropriate.

8. Other Equity-Based Awards and Cash Awards The Committee may grant Other Equity- Based Awards, either alone or in tandem with other Awards, in such amounts and subject to such conditions as the Committee shall determine in its sole discretion. Each Equity-Based Award shall be evidenced by an Award Agreement and shall be subject to such conditions, not inconsistent with the Plan, as may be reflected in the applicable Award Agreement. The Committee may grant Cash Awards in such amounts and subject to such Performance Goals, other vesting conditions, and such other terms as the Committee determines in its discretion. Cash Awards shall be evidenced in such form as the Committee may determine.

9. Securities Law Compliance. Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (a) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (b) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require. The Company shall use reasonable efforts to seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to grant Awards and to issue and sell shares of Common Stock upon exercise of the Awards; provided, however, that this undertaking shall not require the Company to register under the Securities Act the Plan, any Award or any Common Stock issued or issuable pursuant to any such Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Awards unless and until such authority is obtained.

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10. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

11. Miscellaneous.

11.1 Acceleration of Exercisability and Vesting. The Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

11.2 Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 12 hereof.

11.3 No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or shall affect the right of the Company or an Affiliate to terminate (a) the employment of an Employee with or without notice and with or without Cause or (b) the service of a Director pursuant to the Bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state in which the Company or the Affiliate is incorporated, as the case may be.

11.4 Transfer; Approved Leave of Absence. For purposes of the Plan, no termination of employment by an Employee shall be deemed to result from either (a) a transfer of employment to the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another, or (b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the Employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing, in either case, except to the extent inconsistent with Section 409A of the Code if the applicable Award is subject thereto.

11.5 Withholding Obligations. To the extent provided by the terms of an Award Agreement and subject to the discretion of the Committee, the Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the maximum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock of the Company.

12. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, the exercise price of Options, the Performance Goals to which Cash Awards are subject, the maximum number of shares of Common Stock subject to all Awards stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 12, unless the Committee specifically determines that such adjustment is in the best interests of the Company or its Affiliates, the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 12 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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13. Effect of Change in Control.

13.1 Unless otherwise provided in an Award Agreement, notwithstanding any provision of the Plan to the contrary:

(a) In the event of a Change in Control, all outstanding Options shall become immediately exercisable with respect to 100% of the shares subject to such Options, and/or the Restricted Period shall expire immediately with respect to 100% of the outstanding shares of Restricted Stock.

(b) With respect to Cash Awards, in the event of a Change in Control, all incomplete Performance Periods in respect of such Awards in effect on the date the Change in Control occurs shall end on the date of such change and the Committee shall (i) determine the extent to which Performance Goals with respect to each such Performance Period have been met based upon such audited or unaudited financial information then available as it deems relevant and (ii) cause to be paid to the applicable Participant partial or full Awards with respect to Performance Goals for each such Performance Period based upon the Committee’s determination of the degree of attainment of Performance Goals or, if not determinable, assuming that the applicable “target” levels of performance have been attained, or on such other basis determined by the Committee.

To the extent practicable, any actions taken by the Committee under the immediately preceding clauses (a) and (b) shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control with respect to the shares of Common Stock subject to their Awards.

13.2 In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected persons, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option with an exercise price that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option without the payment of consideration therefor.

13.3 The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Affiliates, taken as a whole.

14. Amendment of the Plan and Awards.

14.1 Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 12 relating to adjustments upon changes in Common Stock and Section 14.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

14.2 Shareholder Approval. The Board may, in its sole discretion, submit any other amendment to the Plan for shareholder approval.

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14.3 Contemplated Amendments. It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide eligible Employees, Consultants and Directors with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to Incentive Stock Options or to the nonqualified deferred compensation provisions of Section 409A of the Code and/or to bring the Plan and/or Awards granted under it into compliance therewith.

14.4 No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

14.5 Amendment of Awards. The Committee at any time, and from time to time, may amend the terms of any one or more Awards; provided, however, that the Committee may not affect any amendment which would otherwise constitute an impairment of the rights under any Award unless (a) the Company requests the consent of the Participant and (b) the Participant consents in writing.

15. General Provisions.

15.1 Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

15.2 Clawback. Notwithstanding any other provisions in this Plan, the Company may cancel any Award, require reimbursement of any Award by a Participant, and effect any other right of recoupment of equity or other compensation provided under the Plan in accordance with any Company policies that may be adopted and/or modified from time to time (“Clawback Policy”). In addition, a Participant may be required to repay to the Company previously paid compensation, whether provided pursuant to the Plan or an Award Agreement, in accordance with the Clawback Policy. By accepting an Award, the Participant is agreeing to be bound by the Clawback Policy, as in effect or as may be adopted and/or modified from time to time by the Company in its discretion (including, without limitation, to comply with applicable law or stock exchange listing requirements).

15.3 Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

15.4 Sub-Plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

15.5 Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

15.6 Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

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15.7 Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 12.

15.8 Delivery. Upon exercise of a right granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. Subject to any statutory or regulatory obligations the Company may otherwise have, for purposes of this Plan, 30 days shall be considered a reasonable period of time.

15.9 No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded, forfeited or otherwise eliminated.

15.10 Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of Awards, as the Committee may deem advisable.

15.11 Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

15.12 Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two years from the Grant Date of such Incentive Stock Option or within one year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option (a “Disqualifying Disposition”) shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

15.13 Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 15.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

15.14 Beneficiary Designation. Each Participant under the Plan may from time to time name any beneficiary or beneficiaries by whom any right under the Plan is to be exercised in case of such Participant’s death. Each designation will revoke all prior designations by the same Participant, shall be in a form reasonably prescribed by the Committee and shall be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.

15.15 Expenses. The costs of administering the Plan shall be paid by the Company.

15.16 Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

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15.17 Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

15.18 Non-Uniform Treatment. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

16. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

17. Termination or Suspension of the Plan. The Plan shall terminate automatically on December 31st, 2031. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date. The Board may suspend or terminate the Plan at any earlier date pursuant to Section 14.1 hereof. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

18. Choice of Law. The law of the State of Delaware shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

374WATER, INC.

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

374Water Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”),

DOES HEREBY CERTIFY:

1. That the name of this corporation is 374Water Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on September 8, 2005.

2. That the Board of Directors and Stockholders duly adopted resolutions proposing to amend the Certificate of Incorporation of this corporation, declaring said amendment to be advisable and in the best interests of this corporation and its stockholders.

3. The amendment to this corporation’s Certificate of Incorporation to be effected hereby is as follows:

Article SIX of the Certificate of Incorporation shall be deleted in its entirety and replaced with the following:

The total number of shares of stock this corporation shall have authority to issue is One Billion Fifty Million (1,050,000,000) shares, divided into two classes of stock designated respectively “Common Stock” and “Preferred Stock”, both of which shall have a par value of $.0001 per share. The number of shares of Common Stock which this corporation shall have authority to issue is One Billion (1,000,000,000) shares. The number of shares of Preferred Stock which this corporation shall have authority to issue is Fifty Million (50,000,000) shares.

The Board of Directors of this corporation is authorized, subject to limitations prescribed by law and the provisions of this Certificate of Incorporation, to provide for the issuance of the shares of Preferred Stock in one or more series, and by filing a certificate pursuant to the applicable law of the State of Delaware, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereon including, but not limited to, the determination of dividend, voting, liquidation, redemption and conversion rights, preferences and limitations and any other preferences and relative, participating, optional or other special rights. The Board of Directors is also authorized to increase or decrease the number of shares of any series before or after the issue of that series, but not above the total number of authorized and unissued shares of the series or below the number of shares of such series then outstanding.

4. That this Certificate of Amendment to Certificate of Incorporation, which further amends the provisions of this Corporation’s Certificate of Incorporation, has been duly adopted in accordance with Section 242 of the General Corporation Law.

5. This Certificate of Amendment shall be effective upon filing.

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IN WITNESS WHEREOF, 374Water Inc. has caused this Certificate of Amendment to be executed by the undersigned officer, on this the _______ day of _________.

374WATER, INC.

By:
Christian Gannon, President and CEO

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